June 27, 1997


To Shareholders of the following Series of the Manning & Napier Fund:

          Defensive Series
          Blended Asset Series I and II
          Maximum Horizon Series
          Flexible Yield Series I, II, and III
          Tax Managed Series

Dear Shareholder:

Enclosed are copies of the Semi-Annual Reports for each of the above Series of the Manning & Napier Fund in which you were invested as of April 30, 1997. These reports include information about the Series performance as well as portfolio listings as of that date.

We would be happy to answer any questions you may have about the Semi-Annual Reports or about your account. Please contact our Fund Services department at 1-800-4MN-FUND
(1-800-466-3863) or your Client Consultant if we can be of assistance.

Sincerely,



Amy J. Williams
Fund Services Coordinator

Manning & Napier Fund, Inc.
Flexible Yield Series I

Semi-Annual Report
April 30, 1997

Management Discussion and Analysis

Dear Shareholders:


With the end of April comes springtime and little league baseball. At a recent game, a young boy was overheard saying you have to think a lot when you play baseball, but when the balls coming at you, you dont have time to think. This is also a good perspective on investing.

Investing requires a great deal of background thought and research, because like a sharp ground ball, individual pieces of economic data come quickly and with different hops and spins. If you try to find deep meaning in any individual economic release, that is, if you try to extrapolate a trend from a single data point, youll find the inputs too frequent to be handled intelligently. As the young ballplayer put it, you have to think a lot, and that thinking must be done in advance, and not in reaction to economic releases. Otherwise, you will find yourself changing direction constantly, given the variability of individual pieces of data.

From this perspective, in considering the question which is most crucial to bond investors, i.e., whats the direction of inflation, what matters most is that inflation overall continues to confirm the long-term trend of moderate pricing pressures. Sure, there are individual pieces of data which can spook the bond market -- strong economic growth, low unemployment, rising wage data. However, it increasingly seems to be the case that for every area in which inflation pressures rise, there is an equal and opposite reaction in another area. For example, recent data supporting lower inflation are as follows:

The Employment Cost Index, which suggests that although wage growth had increased slightly, benefit growth had decelerated. The combination of the two means that overall labor costs have not been accelerating.

Stable to falling commodity prices, especially crude oil prices which have fallen 20% from last winters highs.

The strengthening of the U.S. dollar relative to other currencies. This makes imports cheaper and puts pressure on U.S. producers to keep prices down to stay competitive.

Thinking in advance, rather than in reaction to individual economic releases, we have formulated an overview that global competition means consumers need not accept much in the way of price increases. No individual inflation indicator would confirm or refute this overview, but the net total of the evidence should suggest that:

1)     Consumers are not very accepting of price increases;
2) For every increase that does pop up for a given item or sector, consumers will demand corresponding decreases in other areas.

The weight of individual evidence confirms this overview; that is, as discussed above, for every inflationary signal there is a disinflationary signal. More importantly, the bottom line is the ultimate confirmation: the Consumer Price Index was up only 2.8% year-over-year through the end of March, falling right back into the consistently moderate groove of the past several years.

To apply this thinking to bond investing, the important factors are not the month-to-month fluctuations in bond prices, but the long-term yields over and above inflation. To the extent that fluctuations push those yields higher, while inflation remains steady, the long-term bond investor can turn this into opportunity -- after all, higher yields over and above inflation are literally money in the pockets of bond investors.

The reality is that the media and the bond market will overreact to short-term data, but this is a losers game. Those who think through their approach before the ball is hit to them can play the long-term trend and take advantage of attractive inflation-adjusted yields.

We would once again like to thank you for the opportunity of helping you meet your investment goals. It is a service in which we take great pride.

Sincerely,

Manning & Napier Advisors, Inc.


<graphic>
<pie chart>

Data for chart to follow:




Effective Maturity - As of 4/30/97

1-2 Years - 29%
2-3 Years - 23%
3-4 Years - 19%
More than 4 Years - 29%

Performance Update as of April 30, 1997 (unaudited)

<graphic>
<line chart>

Data for chart to follow:






          Manning & Napier Fund, Inc.  Merrill Lynch U.S. Treasury
Date      Flexible Yield Series I      Short-Term Index
02/15/94                       10,000                       10,000
06/30/94                        9,860                        9,931
12/31/94                        9,924                       10,030
06/30/95                       10,573                       10,699
12/31/95                       10,995                       11,133
04/30/96                       10,931                       11,179
10/31/96                       11,441                       11,598
04/30/97                       11,509                       11,861




Manning & Napier Fund, Inc. - Flexible Yield Series I

                                                       Total Return
Through                   Growth of $10,000                    Average
04/30/97                     Investment          Cumulative     Annual

One Year                 $           10,529          5.29%     5.29%
Inception 2              $           11,509         15.09%     4.48%








Merrill Lynch U.S. Treasury Short-Term Index

                                                       Total Return
Through                     Growth of $10,000                  Average
04/30/97                       Investment          Cumulative     Annual

One Year                   $           10,609          6.09%     6.09%
Inception 2                $           11,861         18.61%     5.46%





The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Flexible Yield
Series I from its inception (2/15/94) to present (4/30/97) as compared to the Merrill
Lynch U.S. Treasury Short-Term Index. 1

1 The Merrill Lynch U.S. Treasury Short-Term Index is a market value weighted measure of approximately 61 U.S. Treasury Securities. The Index is comprised of U.S. Treasury securities with maturities greater than one year but less
than three  years.    The  Index returns assume reinvestment of coupons and,
unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance are calculated from February 15, 1994, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - April 30, 1997 (unaudited)







                                                        PRINCIPAL       VALUE
                                                       AMOUNT/SHARES   (NOTE 2)

U.S. TREASURY SECURITIES - 89.14%

U.S. TREASURY NOTES

  U.S.Treasury Note, 6.125%, 5/15/1998          $       40,000  $ 40,038
  U.S.Treasury Note, 5.875%, 10/31/1998                 30,000    29,859
  U.S.Treasury Note, 6.50%, 4/30/1999                   85,000    85,345
  U.S.Treasury Note, 5.875%, 11/15/1999                 40,000    39,513
  U.S.Treasury Note, 6.75%, 4/30/2000                   85,000    85,691
  U.S.Treasury Note, 6.375%, 3/31/2001                 105,000   104,377
  U.S.Treasury Note, 6.25%, 10/31/2001                 115,000   113,561
  U.S.Treasury Note, 6.25%, 1/31/2002                   40,000    39,463

TOTAL U.S. TREASURY SECURITIES
  (Identified Cost $542,416)                                     537,847
                                                               ---------

SHORT-TERM INVESTMENTS - 10.74%
  Dreyfus U.S. Treasury Money Market Reserves           64,824    64,824
  (Identified Cost $64,824)

TOTAL INVESTMENTS - 99.88%
  (Identified Cost $607,240)                                     602,671

OTHER ASSETS, LESS LIABILITIES - 0.12%                               740
                                                               ---------

NET ASSETS - 100%                                               $603,411
                                                               =========










FEDERAL TAX INFORMATION:

At April 30 1997, the net unrealized depreciation based on identified cost for federal income tax purposes of $607,351 was as follows:


Aggregate gross unrealized appreciation for all investments
 in which there was an excess of value over tax cost             $     14

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                    (4,694)

UNREALIZED DEPRECIATION - NET                                     ($4,680)




The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (unaudited)






APRIL 30, 1997

ASSETS:

Investments, at value (Identified Cost $607,240)(Note 2)  $602,671
Interest receivable                                          3,440
Receivable from investment advisor (Note 3)                  8,315

TOTAL ASSETS                                               614,426

LIABILITIES:

Accrued Directors' fees (Note 3)                             3,392
Audit fee payable                                            4,764
Other payables and accrued expenses                          2,859

TOTAL LIABILITIES                                           11,015

NET ASSETS FOR 59,506 SHARES OUTSTANDING                  $603,411

NET ASSETS CONSIST OF:

Capital stock                                             $    595
Additional paid-in-capital                                 602,787
Undistributed net investment income                          4,280
Accumulated net realized gain on investments                   318
Net unrealized depreciation on investments                  (4,569)

TOTAL NET ASSETS                                          $603,411

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($603,411/59,506 shares)                                  $  10.14



The accompanying notes are an integral part of the financial statements.

Statement of Operations (unaudited)







FOR THE SIX MONTHS ENDED APRIL 30, 1997

INVESTMENT INCOME:

Interest                                                  $18,139

EXPENSES:

Management fee (Note 3)                                     1,054
Directors' fees (Note 3)                                    3,392
Transfer agent fees (Note 3)                                   72
Audit fee                                                   4,190
Registration & filing fees                                  2,183
Custodian fee                                                 174
Miscellaneous                                                 412

Total Expenses                                             11,477

Less Waiver of Expenses (Note 3)                           (9,369)

Net Expenses                                                2,108

NET INVESTMENT INCOME                                      16,031

REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS:

Net realized loss on investments (identified cost basis)      (86)
Net change in unrealized depreciation on investments       (8,150)

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS                                          (8,236)

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $ 7,795




The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (unaudited)








                                                         For the Six     For the Ten     For the
                                                         Months Ended    Month Ended    Year Ended
                                                           4/30/97        10/31/96       12/31/95
                                                        --------------  -------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                      $16,031         $15,879       $17,412
Net realized gain (loss) on investments                       (86)           2,919           321
Net change in unrealized appreciation (depreciation)
on investments                                             (8,150)         (3,729)        12,825

Net increase in net assets from operations                   7,795          15,069        30,558


DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                 (17,087)       (10,555)       (17,292)
From net realized gain on investments                       (1,988)           --             --

Total distributions to shareholders                        (19,075)       (10,555)       (17,292)

CAPITAL STOCK ISSUED AND REDEEMED:

Net increase in net assets from capital share
transactions (Note 5)                                      121,794         231,929        12,347


Net increase in net assets                                 110,514         236,443        25,613


NET ASSETS:

Beginning of period                                        492,897         256,454       230,841

END OF PERIOD (including undistributed net investment
income of $4,280, $5,336 and $12 respectively)             $603,411       $492,897       $256,454








The accompanying notes are an integral part of the financial statements.

Financial Highlights (unaudited)



                                                                                                   For the Period
                                                                                       For the        2/15/94
                                                       For the Six     For the Ten       Year      (commencement
                                                       Months Ended    Months Ended     Ended      of operations)
                                                         4/30/97        10/31/96 3     12/31/95     to 12/31/94
                                                      --------------  --------------  ----------  ----------------

Per share data (for a share outstanding
throughout each period)

NET ASSET VALUE - BEGINNING  OF PERIOD                $       10.27   $       10.26   $    9.69   $         10.00

Income from investment operations:
   Net investment income                                      0.217           0.411       0.464             0.241
   Net realized and unrealized gain (loss)
      on investments                                         (0.063)         (0.101)      0.566            (0.317)

Total from investment operations                              0.154           0.310       1.030            (0.076)

Less distributions to shareholders:
   From net investment income                                (0.256)         (0.300)     (0.460)           (0.234)
   From net realized gain on investments                     (0.028)             --          --                --
Total distributions to shareholders                          (0.284)         (0.300)     (0.460)           (0.234)

NET ASSET VALUE - END OF PERIOD                       $       10.14   $       10.27   $   10.26   $          9.69

Total return 1:                                                1.52%           3.11%      10.79%           (0.76)%

Ratios (to average net assets) / Supplemental Data:
    Expenses*                                                0.70%2          0.70%2        0.70%           0.70%2
    Net investment income*                                   5.32%2          5.25%2        4.99%           4.41%2

Portfolio turnover                                               29%             36%         60%               38%

NET ASSETS - END OF PERIOD (000'S OMITTED)            $         603   $         493   $     256   $           231






* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses. If these expenses had been incurred by the Fund, expenses would have been limited to that allowed by state securities law and the net investment income per share and the ratios would have been as follows:











Net investment income                              $ 0.104  $ 0.270  $ 0.297 $ 0.143

Ratios (to average net assets):
    Expenses                                        3.46%2   2.50%2    2.50%  2.50%2
    Net investment income                           2.56%2   3.45%2    3.19%  2.61%2

1 Represents aggregate total return for the period indicated.
2 Annualized.
3 Effective January 1, 1996, the Fund changed its fiscal year end from December 31 to October 31.




The accompanying notes are an integral part of the financial statements.
8

Notes to financial Statements (unaudited)


1.     ORGANIZATION
        Flexible Yield Series I (the "Fund") is a no-load diversified series
        of Manning  &  Napier  Fund,  Inc.  (the  "Corporation").    The
        Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

        The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01.
        As of April 30, 1997, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Flexible Yield Series I Class M Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

        SECURITY VALUATION

        Portfolio securities listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

        Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

        Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

        Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

        SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

        Security transactions are accounted for on the date the securities
        are purchased  or  sold.   Dividend income is recorded on the
        ex-dividend date. Interest income and expenses are recorded on an accrual basis.

        Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

        FEDERAL INCOME TAXES

        The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Financial Statements (unaudited)

        FEDERAL INCOME TAXES (continued)

        The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

        DISTRIBUTION OF INCOME AND GAINS

        Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

        The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, character reclassification between net income and net gains, or other required tax adjustments. As a result, net investment income
        (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

        OTHER
        The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS WITH AFFILIATES

        The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.35%
        of the Fund's average  daily  net  assets.   The fee amounted to
        $1,054 for the six months ended April 30, 1997.

        Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all

Notes to Financial Statements (unaudited)

        Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

        The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 0.70% of average daily net assets each year. Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $8,315 for the six months ended April 30, 1997, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $72 for the six months ended April 30, 1997.

        Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

        The compensation of the non-affiliated Directors totaled $3,392 for the six months ended April 30, 1997.

4.     PURCHASES AND SALES OF SECURITIES

        Purchases and sales of United States Government securities, other than short-term securities, were $241,267 and $163,657, respectively, for the six months ended April 30, 1997.

5.  CAPITAL STOCK TRANSACTIONS







Transactions in shares of Flexible Yield Series I Class M Common Stock were:
                          For the Six               For the Ten                  For the
                         Months Ended               Months Ended               Year Ended
                           4/30/97                    10/31/96                   12/31/95
                     Shares        Amount       Shares        Amount        Shares     Amount
                    -------------  ----------  -------------  ----------   ---------   ---------

Sold                   28,189   $ 290,530         46,304   $ 468,224        42,563     $433,846
Reinvested              1,702      17,232          1,049      10,556         1,658       16,778
Repurchased           (18,359)   (185,968)       (24,368)   (246,851)      (43,058)    (438,277)
Total                  11,532   $ 121,794         22,985   $ 231,929         1,163      $12,347




   The Advisor owned 12,042 shares on April 30, 1997, 4,042 shares on October 31, 1996 and 3,924 shares on December 31, 1995.

Notes to Financial Statements (unaudited)

6.     FINANCIAL INSTRUMENTS

       The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.  No such investments were held by the Fund on April 30, 1997.

7.  CHANGE IN FISCAL YEAR END

          Effective January 1, 1996, the Fund changed its fiscal year end from December 31 to October 31.

Manning & Napier Fund, Inc.
Flexible Yield Series II

Semi-Annual Report
April 30, 1997

     Management Discussion and Analysis

      With the end of April comes springtime and little league baseball. At a recent game, a young boy was overheard saying you have to think a lot when you play baseball, but when the balls coming at you, you dont have time to think.  This is also a good perspective on investing.

          Investing requires a great deal of background thought and research, because like a sharp ground ball, individual pieces of economic data come quickly and with different hops and spins. If you try to find deep meaning in any individual economic release, that is, if you try to extrapolate a trend from a single data point, youll find the inputs too frequent to be handled intelligently. As the young ballplayer put it, you have to think a lot, and that thinking must be done in advance, and not in reaction to economic releases. Otherwise, you will find yourself changing direction constantly, given the variability of individual pieces of data.

      From this perspective, in considering the question which is most crucial to bond investors, i.e., whats the direction of inflation, what matters most is that inflation overall continues to confirm the long-term trend of moderate pricing pressures. Sure, there are individual pieces of data which can spook the bond market -- strong economic growth, low unemployment, rising wage data. However, it increasingly seems to be the case that for every area in which inflation pressures rise, there is an equal and opposite reaction in another area. For example, recent data supporting lower inflation are as follows:

  The Employment Cost Index, which suggests that although wage growth had increased slightly, benefit growth had decelerated. The combination of the two means that overall labor costs have not been accelerating.

  Stable to falling commodity prices, especially crude oil prices which have fallen 20% from last winters highs.

  The strengthening of the U.S. dollar relative to other currencies. This makes imports cheaper and puts pressure on U.S. producers to keep prices down to stay competitive.

          Thinking in advance, rather than in reaction to individual economic releases, we have formulated an overview that global competition means consumers need not accept much in the way of price increases. No individual inflation indicator would confirm or refute this overview, but the net total of the evidence should suggest that:

     1)     Consumers are not very accepting of price increases;

        2) For every increase that does pop up for a given item or sector, consumers will demand corresponding decreases in other areas.

      The weight of individual evidence confirms this overview; that is, as
 discussed above, for     every  inflationary  signal there is a
 disinflationary signal. More importantly, the bottom line is the ultimate confirmation: the Consumer Price Index was up only 2.8% year-over-year through the end of March, falling right back into the consistently moderate groove of the past several years.

       To apply this thinking to bond investing, the important factors are not the month-to-month fluctuations in bond prices, but the long-term yields over and above inflation. To the extent that fluctuations push those yields higher, while inflation remains steady, the long-term bond investor can turn this into opportunity -- after all, higher yields over and above inflation are literally money in the pockets of bond investors.

          The reality is that the media and the bond market will overreact to short-term data, but this is a losers game. Those who think through their approach before the ball is hit to them can play the long-term trend and take advantage of attractive inflation-adjusted yields.

      We would once again like to thank you for the opportunity of helping you meet your investment goals. It is a service in which we take great pride.
     Sincerely,

     Manning & Napier Advisors, Inc.


Effective Maturity - As of 4/30/97

<graphic>
<pie chart>

Data for chart to follow:

Less than 1 Year - 7%
1-2 Years - 11%
2-3 Years - 8%
3-5 Years - 17%
5-7 Years - 10%
More than 7 Years - 47%

Performance Update as of April 30, 1997 (unaudited)

<graphic>
<line chart>

Data for line chart to follow:







          Manning & Napier          Merrill Lynch Corporate/Government
Date      Flexible Yield Series II   Intermediate Index
02/15/94                    10,000                              10,000
06/30/94                     9,510                               9,727
12/31/94                     9,531                               9,799
06/30/95                    10,576                              10,737
12/31/95                    11,182                              11,301
04/30/96                    10,889                              11,167
10/31/96                    11,336                              11,672
04/30/97                    11,479                              11,887








Manning & Napier Fund, Inc. - Flexible Yield Series II
                                                           Total Return
Through                         Growth of $10,000                  Average
04/30/97                         Investment          Cumulative     Annual

One Year                    $           10,542          5.42%     5.42%
Inception 2                 $           11,479         14.79%     4.39%









Merrill Lynch Corporate/Government
Intermediate Index

                                                        Total Return
Through                             Growth of $10,000                  Average
04/30/97                            Investment          Cumulative     Annual

One Year                            $           10,645          6.45%     6.45%
Inception 2                         $           11,887         18.87%     5.54%




        The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Flexible Yield Series II from its inception (2/15/94) to present (4/30/97) as compared to the Merrill Lynch Corporate/Government Intermediate Index. 1

       1 The Merrill Lynch Corporate/Government Intermediate Index is a market value weighted measure of approximately 3,554 corporate and government bonds. The Index is comprised of investment grade bonds with maturities greater than one year but less than ten years. The Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

       2 The Fund and Index performance are calculated from February 15, 1994, the Fund'sinception date. The Fund's performance is historical and may not be indicative of future results.









INVESTMENT PORTFOLIO - APRIL 30, 1997 (unaudited)

                                                    PRINCIPAL       VALUE
                                                  AMOUNT/SHARES    (NOTE 2)
U.S. TREASURY SECURITIES - 97.1%
  U.S. TREASURY NOTES
  U.S. Treasury Note, 6.00%, 8/31/1997          $       20,000  $ 20,012
  U.S. Treasury Note, 5.875%, 4/30/1998                 25,000    24,969
  U.S. Treasury Note, 5.875%, 1/31/1999                 35,000    34,792
  U.S. Treasury Note, 5.00%, 1/31/1999                  15,000    14,695
  U.S. Treasury Note, 6.50%, 4/30/1999                  25,000    25,102
  U.S. Treasury Note, 5.50%, 4/15/2000                  30,000    29,259
  U.S. Treasury Note, 6.75%, 4/30/2000                  25,000    25,203
  U.S. Treasury Note, 7.875%, 8/15/2001                 45,000    47,180
  U.S. Treasury Note, 6.25%, 10/31/2001                 15,000    14,813
  U.S. Treasury Note, 6.25%, 1/31/2002                  50,000    49,328
  U.S. Treasury Note, 6.25%, 2/15/2003                  40,000    39,288
  U.S. Treasury Note, 5.875%, 2/15/2004                 30,000    28,706
  U.S. Treasury Note, 7.25%, 5/15/2004                 100,000   103,094
  U.S. Treasury Note, 6.50%, 10/15/2006                205,000   201,477

TOTAL U.S. TREASURY SECURITIES
  (Identified Cost $650,088)                                     657,918

SHORT-TERM INVESTMENTS - 2.2%
  Dreyfus U.S. Treasury Money Market Reserves
  (Identified Cost $15,025)                             15,025    15,025

TOTAL INVESTMENTS - 99.3%
  (Identified Cost $665,113)                                     672,943

OTHER ASSETS, LESS LIABILITIES - 0.7%                              4,723

NET ASSETS - 100%                                               $677,666











FEDERAL TAX INFORMATION:

At April 30, 1997, the net unrealized appreciation based on identified cost for federal income tax purposes of $665,113 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                      $ 8,954

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                       (1,124)

UNREALIZED APPRECIATION - NET                                            $ 7,830



      The accompanying notes are an integral part of the financial statements.






Statement of Assets and Liabilities (unaudited)


APRIL 30, 1997

ASSETS:

Investments, at value (Identified Cost $665,113)(Note 2)  $672,943
Interest receivable                                          7,309
Receivable from investment advisor (Note 3)                  7,868

TOTAL ASSETS                                               688,120

LIABILITIES:

Accrued Directors' fees (Note 3)                             3,392
Transfer agent fees payable (Note 3)                            67
Audit fee payable                                            4,764
Other payables and accrued expenses                          2,231

TOTAL LIABILITIES                                           10,454

NET ASSETS FOR 68,893 SHARES OUTSTANDING                  $677,666

NET ASSETS CONSIST OF:

Capital stock                                             $    689
Additional paid-in-capital                                 667,139
Undistributed net investment income                          3,010
Accumulated net realized loss on investments                (1,002)
Net unrealized appreciation on investments                   7,830

TOTAL NET ASSETS                                          $677,666

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($677,666/68,893 shares)                                  $   9.84






      The accompanying notes are an integral part of the financial statements.






Statement of Operations (unaudited)


FOR THE SIX MONTHS ENDED APRIL 30, 1997
INVESTMENT INCOME:

Interest                                                  $17,542

EXPENSES:

Management fees (Note 3)                                    1,253
Directors' fees (Note 3)                                    3,392
Transfer agent fees (Note 3)                                   67
Audit fee                                                   4,456
Registration and filing fees                                1,545
Miscellaneous                                                 635

Total Expenses                                             11,348

Less Waiver of Expenses (Note 3)                           (9,121)

Net Expenses                                                2,227

NET INVESTMENT INCOME                                      15,315

REALIZED AND UNREALIZED LOSS ON
INVESTMENTS:

Net realized loss on investments (identified cost basis)     (907)
Net change in unrealized appreciation on investments       (8,270)

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS                                             (9,177)

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                            $6,138



The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (unaudited)





                                         For the Six     For the Ten      For the
                                          Months Ended    Months Ended    Year Ended
                                            4/30/97         10/31/96       12/31/95
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                 $      15,315   $      20,840   $    25,818
Net realized gain (loss) on investments        (907)            289         2,582
Net change in unrealized appreciation
(depreciation) on investments                (8,270)        (12,780)       45,414

Net increase in net assets from operations    6,138           8,349        73,814

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                  (21,055)        (12,453)      (25,351)
From net realized gain on investments          (382)         (2,503)           --

Total distributions to shareholders         (21,437)        (14,956)      (25,351)

CAPITAL STOCK ISSUED AND REDEEMED:

Net increase in net assets from capital
share transactions (Note 5)                  211,671          49,875        (5,951)


Net increase in net assets                   196,372          43,268        42,512

NET ASSETS:

Beginning of period                          481,294         438,026       395,514

END OF PERIOD (including undistributed net
investment income of $3,010, $8,750 and
$363, respectively)                    $     677,666   $     481,294   $   438,026





The accompanying notes are an integral part of the financial statements.
7

Financial Highlights (unaudited)








                                                        For the Six
                                                       Months Ended
                                                          4/30/97


Per share data (for a share outstanding throughout each period ):

NET ASSET VALUE - BEGINNING  OF PERIOD             $       10.10

Income from investment operations:

   Net investment income                                   0.237
   Net realized and unrealized gain (loss) on
   investments                                            (0.112)

Total from investment operations                           0.125

Less distributions to shareholders:

   From net investment income                             (0.377)
   From net realized gain on investments                  (0.008)

Total distributions to shareholders                       (0.385)

NET ASSET VALUE - END OF PERIOD                     $       9.84

Total return 1:                                             1.26%

Ratios (to average net assets) / Supplemental Data:
    Expenses*                                               0.80%2
    Net investment income*                                  5.52%2

Portfolio turnover                                            41%

NET ASSETS - END OF PERIOD (000'S OMITTED)          $         678

* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses.
 If these expenses had been incurred by the Fund, expenses would have been limited to that allowed by state securities law and the net investment income per share and the ratios would have been as follows:


Net investment income                               $       0.115
Ratios (to average net assets):
   Expenses                                                 3.64%2
   Net investment income                                    2.68%2

1 Represents aggregate total return for the period indicated.
2 Annualized
3 Effective January 1, 1996, the Fund changed its fiscal year end from December 31 to October 31.




                                                                                    For the Period
                                                                       For the          2/15/94
                                                      For the Ten       Year        (commencement
                                                     Months Ended     Ended        of operations) to
                                                       10/31/96 3     12/31/95        12/31/94
                                                     --------------  ----------  -------------------

Per share data (for a share outstanding throughout each period ):

NET ASSET VALUE - BEGINNING  OF PERIOD                $       10.30   $    9.27   $            10.00

Income from investment operations:

   Net investment income                                      0.445       0.561                0.269
   Net realized and unrealized gain (loss) on
    investments                                              (0.315)      1.019               (0.738)

Total from investment operations                              0.130       1.580               (0.469)

Less distributions to shareholders:

   From net investment income                                (0.270)     (0.550)              (0.261)
   From net realized gain on investments                     (0.060)          -                    -

Total distributions to shareholders                          (0.330)     (0.550)              (0.261)

NET ASSET VALUE - END OF PERIOD                        $       10.10   $   10.30   $             9.27

Total return 1:                                                1.38%      17.33%              (4.69%)

Ratios (to average net assets) / Supplemental Data:
    Expenses*                                                0.80%2        0.80%              0.80%2
    Net investment income*                                   5.55%2        5.38%              5.40%2

Portfolio turnover                                             5%         35%                   0%

NET ASSETS - END OF PERIOD (000'S OMITTED)             $         481   $     438   $              396

* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses.
 If these expenses had been incurred by the Fund, expenses would have been limited to that allowed by state securities law and the net investment income per share and the ratios would have been as follows:


Net investment income                                  $       0.309   $   0.384   $            0.184
Ratios (to average net assets):
   Expenses                                                  2.50%2        2.50%              2.50%2
   Net investment income                                     3.85%2        3.68%              3.70%2

1 Represents aggregate total return for the period indicated.
2 Annualized
3 Effective January 1, 1996, the Fund changed its fiscal year end from December 31 to October 31.




The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

1.     ORGANIZATION
      Flexible Yield Series II (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of
 1940, as amended, as an open-end management investment company.

         The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of April
  30, 1997, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Flexible Yield Series II Class N
 Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION
          Portfolio securities listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

          Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Funds Board of Directors.
      Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

        Security transactions are accounted for on the date the securities are
  purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
 Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     FEDERAL INCOME TAXES

          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal

Notes to Financial Statements (unaudited)

     FEDERAL INCOME TAXES (continued)

       income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS
          Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, or character reclassification between net income and net gains, or other required tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

     OTHER

      The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS WITH AFFILIATES

          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.45% of the Fund's average daily net assets. The fee amounted to $1,253 for the six months ended April 30, 1997.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the

Notes to Financial Statements (unaudited)

          Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

        The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 0.80% of average daily net assets each year.
  Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $7,868 for the six months ended April 30, 1997, which is reflected as a reduction of expenses on the Statement of Operations.  The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $67 for the six months ended April 30,
 1997.
          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $3,392 for the six months ended April 30, 1997.

4.     PURCHASES AND SALES OF SECURITIES
        Purchases and sales of United States Government securities, other than short-term securities, were $400,572 and $196,262 respectively, for the six months ended April 30, 1997.

Notes to Financial Statements (unaudited)


5.     CAPITAL STOCK TRANSACTIONS







Transactions in shares of Flexible Yield Series II Class N Common Stock were:

                          For the Six Months
                            Ended 4/30/97
                         -------------------
                    Shares               Amount
                    -------------------  ----------
Sold                       32,430   $ 320,408
Reinvested                  2,177      21,438
Repurchased               (13,369)   (130,175)
Total                      21,238   $ 211,671





Transactions in shares of Flexible Yield Series II Class N Common Stock were:

                              For the Ten Months              For the Year
                                Ended 10/31/96                  Ended 12/31/95
                               -------------------
                        Shares               Amount     Shares           Amount
                        -------------------  ---------  ---------------  ----------
Sold                             7,361   $ 72,902           17,414   $ 173,234
Reinvested                       1,460     14,399            2,527      25,352
Repurchased                     (3,711)   (37,426)         (20,065)   (204,537)
Total                            5,110   $ 49,875             (124)     (5,951)




The  Advisor  owned  14,381 shares on April 30, 1997, 13,836 shares on October
    31, 1996 and 13,383 shares on December 31, 1995.

6.     FINANCIAL INSTRUMENTS

       The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.  No such investments were held by the Fund on April 30, 1997.

7.  CHANGE IN FISCAL YEAR END

          Effective January 1, 1996, the Fund changed its fiscal year end from December 31 to October 31.

Manning & Napier Fund, Inc.
Flexible Yield Series III

Semi-Annual Report
April 30, 1997

Management Discussion and Analysis

     Dear Shareholders:

      With the end of April comes springtime and little league baseball. At a recent game, a young boy was overheard saying you have to think a lot when you play baseball, but when the balls coming at you, you dont have time to think.  This is also a good perspective on investing.

          Investing requires a great deal of background thought and research, because like a sharp ground ball, individual pieces of economic data come quickly and with different hops and spins. If you try to find deep meaning in any individual economic release, that is, if you try to extrapolate a trend from a single data point, youll find the inputs too frequent to be handled intelligently. As the young ballplayer put it, you have to think a lot, and that thinking must be done in advance, and not in reaction to economic releases. Otherwise, you will find yourself changing direction constantly, given the variability of individual pieces of data.

      From this perspective, in considering the question which is most crucial to bond investors, i.e., whats the direction of inflation, what matters most is that inflation overall continues to confirm the long-term trend of moderate pricing pressures. Sure, there are individual pieces of data which can spook the bond market -- strong economic growth, low unemployment, rising wage data. However, it increasingly seems to be the case that for every area in which inflation pressures rise, there is an equal and opposite reaction in another area. For example, recent data supporting lower inflation are as follows:

       The Employment Cost Index, which suggests that although wage growth had increased slightly, benefit growth had decelerated. The combination of the two means that overall labor costs have not been accelerating.

         Stable to falling commodity prices, especially crude oil prices which have fallen 20% from last winters highs.

      The strengthening of the U.S. dollar relative to other currencies. This makes imports cheaper and puts pressure on U.S. producers to keep prices down to stay competitive.

          Thinking in advance, rather than in reaction to individual economic releases, we have formulated an overview that global competition means consumers need not accept much in the way of price increases. No individual inflation indicator would confirm or refute this overview, but the net total of the evidence should suggest that:

     1)     Consumers are not very accepting of price increases;

        2) For every increase that does pop up for a given item or sector, consumers will demand corresponding decreases in other areas.

         The weight of individual evidence confirms this overview; that is, as discussed above, for every inflationary signal there is a disinflationary signal.  More importantly, the bottom line
       is the ultimate confirmation: the Consumer Price Index was up only 2.8% year-over-year through the end of March, falling right back into the consistently moderate groove of the past several years.

       To apply this thinking to bond investing, the important factors are not the month-to-month fluctuations in bond prices, but the long-term yields over and above inflation. To the extent that fluctuations push those yields higher, while inflation remains steady, the long-term bond investor can turn this into opportunity -- after all, higher yields over and above inflation are literally money in the pockets of bond investors.

          The reality is that the media and the bond market will overreact to short-term data, but this is a losers game. Those who think through their approach before the ball is hit to them can play the long-term trend and take advantage of attractive inflation-adjusted yields.

      We would once again like to thank you for the opportunity of helping you meet your investment goals. It is a service in which we take great pride.

     Sincerely,

     Manning & Napier Advisors, Inc.

<graphic>
<pie chart>

Data for chart to follow:

Effective Maturity - As of 4/30/97

Less than 1 Year - 5%
1 - 2 Years - 4%
2 - 3 Years - 9%
3 - 5 Years - 9%
5 - 7 Years - 17%
7 - 10 Years - 20%
Over 10 Years - 36%

<graphic>
<pie chart>

Portfolio Composition - As of 4/30/97

Data for chart to follow:

U.S. Treasury Securities - 90%
Mortgage Backed Securities - 5%
Cash & Equivalents - 5%

Performance Update as of April 30, 1997 (unaudited)

<graphic>
<line chart>

Data for chart to follow:








          Manning & Napier           Merrill Lynch Corporate/Government
Date      Flexible Yield Series III  Bond Index
12/20/93                     10,000                              10,000
12/31/93                      9,960                              10,013
06/30/94                      9,349                               9,602
12/31/94                      9,380                               9,686
06/30/95                     10,634                              10,815
12/31/95                     11,451                              11,532
04/30/96                     10,868                              11,191
10/31/96                     11,431                              11,778
04/30/97                     11,493                              11,948









Manning & Napier Fund, Inc. - Flexible Yield Series III

                                                                             Total Return
Through                                                  Growth of $10,000                  Average
04/30/97                                                 Investment          Cumulative     Annual

One Year                                                 $           10,575          5.75%     5.75%
Inception 2                                              $           11,493         14.93%     4.22%









Merrill Lynch Corporate/Government Bond Index

                                                                   Total Return
Through                                        Growth of $10,000                  Average
04/30/97                                       Investment          Cumulative     Annual

One Year                                       $           10,677          6.77%     6.77%
Inception 2                                    $           11,948         19.48%     5.43%



        The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Flexible Yield Series III from its inception (12/20/93) to present (4/30/97)
 as compared to the Merrill Lynch Corporate/Government Bond Index. 1

         1 The Merrill Lynch Corporate/Government Bond Index is a market value weighted measure of approximately 5,027 corporate and government bonds. The Index is comprised of investment grade securities with maturities greater than one year. The Index returns assume reinvestment of coupons and, unlike
 Fund returns, do not reflect any fees or expenses.

       2 The Fund and Index performance are calculated from December 20, 1993, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.
3

Investment Portfolio - April 30, 1997 (unaudited)







                                                       PRINCIPAL     VALUE
                                                         AMOUNT     (NOTE 2)
U.S. TREASURY SECURITIES -  90.25%

U.S. TREASURY BONDS -  31.09%
  U.S. Treasury Bond, 5.625%, 2/15/2006              $  100,000  $   92,594
  U.S. Treasury Bond, 7.25%,  8/15/2022                 200,000     204,062
  U.S. Treasury Bond, 6.875%,  8/15/2025                155,000     152,045

  TOTAL U.S. TREASURY BONDS
  (Identified Cost $431,835)                                        448,701
                                                                -----------

U.S. TREASURY NOTES -  54.18%
  U.S. Treasury Note, 5.00%, 1/31/1998                   50,000      49,672
  U.S. Treasury Note, 5.875%, 4/30/1998                  20,000      19,975
  U.S. Treasury Note, 5.125%, 11/30/1998                 60,000      59,044
  U.S. Treasury Note, 6.375%, 7/15/1999                  15,000      15,019
  U.S. Treasury Note, 5.875%, 11/15/1999                 40,000      39,513
  U.S. Treasury Note, 7.75%, 11/30/1999                  40,000      41,250
  U.S. Treasury Note, 5.50%, 4/15/2000                   25,000      24,383
  U.S. Treasury Note, 6.25%, 8/31/2000                   60,000      59,606
  U.S. Treasury Note, 6.25%, 4/30/2001                   25,000      24,750
  U.S. Treasury Note, 7.50%, 11/15/2001                  35,000      36,247
  U.S. Treasury Note, 6.375%, 8/15/2002                  50,000      49,547
  U.S. Treasury Note, 5.75%, 8/15/2003                   40,000      38,162
  U.S. Treasury Note, 5.875%, 2/15/2004                 150,000     143,531
  U.S. Treasury Note, 6.50%, 8/15/2005                   75,000      73,852
  U.S. Treasury Note, 6.50%, 10/15/2006                  60,000      58,969
  U.S. Treasury Note, 6.25%, 2/15/2007                   50,000      48,344

  TOTAL U.S. TREASURY NOTES
  (Identified Cost $781,229)                                        781,864
                                                                 -----------

U.S. TREASURY STRIPPED SECURITIES-  4.98%
  Interest Stripped - Principal Payment, 5/15/2014       98,000      29,557
  Interest Stripped - Principal Payment, 8/15/2014      143,000      42,365

  TOTAL U.S. TREASURY STRIPPED SECURITIES
  Identified Cost $80,351)                                          71,922
                                                                 -----------

TOTAL U.S. TREASURY SECURITIES
  (Identified Cost $1,293,415)                                    1,302,487
                                                                 -----------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - April 30, 1997 (unaudited)







                                                     Principal      Value
                                                    Amount/Shares   Note 2)

U.S. GOVERNMENT AGENCIES -  4.48%
MORTGAGE BACKED SECURITIES
 GNMA, Pool #224199, 9.50%, 7/15/2018          $       15,817  $   17,019
 GNMA, Pool #299164, 9.00%, 12/15/2020                 15,195      15,946
 GNMA, Pool #376345, 6.50%, 12/15/2023                 33,673      31,674

TOTAL U.S. GOVERNMENT AGENCIES
 (Identified Cost $61,352)                                         64,639
                                                              -----------

SHORT-TERM INVESTMENTS -  4.34%
 Dreyfus U.S. Treasury Money Market Reserves
 (Identified Cost $62,541)                             62,541      62,541

TOTAL INVESTMENTS -  99.07%
 (Identified Cost $1,417,308)                                   1,429,667

OTHER ASSETS, LESS LIABILITIES - 0.93%                              13,475

NET ASSETS - 100%                                               $1,443,142









FEDERAL TAX INFORMATION:

At April 30, 1997, the net unrealized appreciation based on identified cost for federal income tax purposes of $1,417,308 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                                      $ 30,996

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                                       (18,637)

UNREALIZED APPRECIATION - NET                                                            $ 12,359




The accompanying notes are an integral part of the financial statements.
5

Statement of Assets and Liabilities (unaudtied)






APRIL 30, 1997

ASSETS:

Investments, at value (Identified Cost $1,417,308)(Note 2)  $1,429,667
Cash                                                               555
Interest receivable                                             18,065
Receivable from investment advisor (Note 3)                      5,205

TOTAL ASSETS                                                 1,453,492


LIABILITIES:

Accrued Directors' fees (Note 3)                                 3,392
Audit fee payable                                                4,764
Transfer agent Fees                                                147
Payable for fund shares redeemed                                     9
Other payables and accrued expenses                              2,038

TOTAL LIABILITIES                                               10,350

NET ASSETS FOR 147,725 SHARES OUTSTANDING                   $1,443,142


NET ASSETS CONSIST OF:

Capital stock                                               $    1,477
Additional paid-in-capital                                   1,420,321
Undistributed net investment income                             10,072
Accumulated net realized loss on investments                    (1,087)
Net unrealized appreciation on investments                      12,359

TOTAL NET ASSETS                                            $1,443,142

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE
($1,443,142/147,725 shares)                                 $     9.77



The accompanying notes are an integral part of the financial statements.

Statement of Operations (unaudited)







FOR THE SIX MONTHS ENDED APRIL 30, 1997

INVESTMENT INCOME:

Interest                                                  $ 41,090

EXPENSES:

Management fees (Note 3)                                     3,065
Directors' fees (Note 3)                                     3,392
Transfer agent fees (Note 3)                                   147
Audit fee                                                    4,190
Custodian fees                                                 248
Miscellaneous                                                2,439

Total Expenses                                              13,481

Less Waiver of Expenses (Note 3)                            (8,270)

Net Expenses                                                 5,211

NET INVESTMENT INCOME                                       35,879


REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized loss on investments (identified cost basis)      (822)
Net change in unrealized appreciation on investments       (25,524)

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                          (26,346)

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $  9,533



The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (unaudited)







                                                         For the Six     For the Ten      For the
                                                         Months Ended    Months Ended    Year Ended
                                                           4/30/97         10/31/96       12/31/95

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $      35,879   $      53,298   $    58,364
Net realized gain (loss) on investments                          (822)          4,772          (132)
Net change in unrealized appreciation on investments          (25,524)        (60,560)      128,849

Net increase (decrease) in net assets from operations           9,533          (2,490)      187,081


DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                    (42,765)        (36,728)      (57,528)
From net realized gain on investments                          (4,865)             --            --

Total distributions to shareholders                           (47,630)        (36,728)      (57,528)


CAPITAL STOCK ISSUED AND REDEEMED:

Net increase (decrease) in net assets from capital
share transactions (Note 5)                                   383,375         (22,142)      282,134

Net increase (decrease) in net assets                         345,278         (61,360)      411,687

NET ASSETS:

Beginning of period                                         1,097,864       1,159,224       747,537

END OF PERIOD (including undistributed net investment
   income of $10,072, $16,958 and $388, respectively)   $   1,443,142   $   1,097,864   $ 1,159,224






The accompanying notes are an integral part of the financial statements.

Financial Highlights (unaudited)








                                                                                                         For the Period
                                                      For the       For the      For the     For the        12/20/93
                                                     Six Months    Ten Months      Year        Year      (commencement
                                                       Ended         Ended        Ended       Ended      of operations)
                                                      4/30/97      10/31/96 3    12/31/95    12/31/94     to 12/31/93

Per share data (for a share outstanding
throughout each period):

NET ASSET VALUE - BEGINNING OF PERIOD               $     10.13   $     10.51   $    9.11   $    9.95   $         10.00

Income from investment operations:
   Net investment income                                  0.282         0.497       0.582       0.262             0.010
   Net realized and unrealized gain (loss)
      on investments                                     (0.227)       (0.532)      1.393      (0.841)           (0.050)
Total from investment operations                          0.055        (0.035)      1.975      (0.579)           (0.040)

Less distributions to shareholders:
   From net investment income                            (0.370)       (0.345)     (0.575)     (0.261)           (0.010)
   From net gain on investments                          (0.045)           --          --          --                --

Total distributions to shareholders                      (0.415)       (0.345)     (0.575)     (0.261)           (0.010)

NET ASSET VALUE - END OF PERIOD                     $      9.77   $     10.13   $   10.51   $    9.11   $          9.95

Total return 1:                                            0.54%       (0.18%)      22.09%     (5.83%)           (0.40%)

Ratios (to average net assets)/Supplemental Data:
   Expenses*                                             0.85%2        0.85%2        0.85%       0.85%           0.85%2
   Net investment income*                                5.85%2        5.98%2        6.13%       6.22%           3.85%2

Portfolio turnover                                           18%            5%          6%          1%                0%

NET ASSETS - END OF PERIOD (000'S OMITTED)          $     1,443   $     1,098   $   1,159   $     748   $            75






* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses. If these expenses had been incurred by the Fund for the periods ended December 31, 1993, December 31, 1994, and October 31, 1996, expenses would have been limited to that allowed by state
  securities  law.   If the full expenses allowed by state securities law had
  been incurred by the Fund, the net investment income per share and the ratios would have been as follows:








Net investment income                                       $ 0.217  $ 0.360  $0.429   $0.192  $0.010
Ratios(to average net assets):
     Expenses                                               2.20%2   2.50%2    2.46%    2.50%   2.50%2
     Net investment income                                  4.50%2   4.33%2    4.52%    4.57%   2.20%2

1 Represents aggregate total return for the period indicated.
2 Annualized.
3 Effective January 1, 1996, the Fund changed its fiscal year end from December 31 to October 31.





The accompanying notes are an integral part of the financial statements.
9

Notes to Financial Statements (unaudited)

1.     ORGANIZATION

     Flexible Yield Series III (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of
 1940, as amended, as an open-end management investment company.

         The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of April
  30, 1997, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Flexible Yield Series III Class O Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION

          Portfolio securities listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

          Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

      Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

        Security transactions are accounted for on the date the securities are
  purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
 Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     FEDERAL INCOME TAXES

          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its

Notes to Financial Statements (unaudited)

     FEDERAL INCOME TAXES (continued)

          taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS

          Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, character reclassification between net income and net gains, or other tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders
  during  such  period.    As  a  result,  the  Fund  may  periodically  make
  reclassification among its capital accounts without impacting the Fund's net asset value.

      OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS WITH AFFILIATES

          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets. The fee amounted to $3,065 for the six months ended April 30, 1997.

Notes to Financial Statements (unaudited)

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are affiliated persons of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

        The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 0.85% of average daily net assets each year.
  Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $5,205 for the six months ended April 30, 1997, which is reflected as a reduction of expenses on the Statement of Operations.  The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $147 for the six months ended April 30,
 1997.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $3,392 for the six months ended April 30,1997.

4.     PURCHASES AND SALES OF SECURITIES

        Purchases and sales of United States Government securities, other than short-term securities, were $529,850 and $203,163, respectively, for the six months ended April 30, 1997.

Notes to Financial Statements (unaudited)






5.  CAPITAL STOCK TRANSACTIONS
Transactions in shares of Flexible Yield Series III Class O Common Stock were:

                                  For the Six Months
                                  Ended 4/30/97
                                 -------------------
                             Shares               Amount
                           -------------------  ---------
Sold                                    45,066   $439,745
Reinvested                               4,030     39,662
Repurchased                             (9,798)   (96,032)
Total                                   39,298   $383,375



5.  CAPITAL STOCK TRANSACTIONS
Transactions in shares of Flexible Yield Series III Class O Common Stock were:

                 For the Ten Months               For the Year
                 Ended 10/31/96                   Ended 12/31/95
                 -------------------
                Shares               Amount      Shares           Amount
              -------------------  ----------  ---------------  ---------
Sold                     6,096   $  60,715           23,843   $236,968
Reinvested               3,073      30,104            4,597     46,488
Repurchased            (11,073)   (112,961)            (129)    (1,322)
Total                   (1,904)  $ (22,142)          28,311   $282,134

The Advisor owned 11,241 shares on April 30, 1997, 10,782 shares on October 31, 1996 and 10,412 shares on December 31, 1995.





6.  FINANCIAL INSTRUMENTS

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on April 30, 1997.

7.  CHANGE IN FISCAL YEAR END

    Effective January 1, 1996, the Fund changed its fiscal year end from December 31 to October 31.

Manning & Napier Fund, Inc.

Tax Managed Series

Semi-Annual Report
April 30, 1997

Management Discussion and Analysis

     Dear Shareholders:

          During the past six months, the stock market has been experiencing significant volatility often associated with the late stages of an economic cycle. By February, the Dow Jones Industrial average had reached the 7000 mark, and by mid-March it reached an all time high. Less than a month following this record, it had given up nearly half of the gains seen for the year by plunging 9.8%. By the end of April, the Dow was back above the 7000 mark again. Much of the volatility was both in anticipation of and in response to the Federal Reserves quarter point raise in the Fed Funds rate in March. According to statements made by Federal Reserve Chairman Alan Greenspan, this move was prompted by the high level of speculation apparent in the U.S. stock market. After this turbulence, the level of speculation and valuations in the U.S. stock market remain extremely high.

        As always, the Tax Managed Series draws upon the investment strategies and disciplines of the Funds Advisor, while seeking to minimize the impact of taxes on the portfolio. While the Series continues to strive for this objective with a buy and hold strategy designed to minimize the amount of realized gains over the short-term, given the type of market conditions that we have been experiencing, it is also especially important to make selective adjustments to the investments as the risk of the environment changes. Thus, the portfolio has been able to take advantage of the good values presented by the markets volatility. In addition, opportunities abroad have become especially attractive compared to the generally overvalued domestic stocks. We have seized this opportunity and increased the international exposure in the portfolio. The Advisor has also taken steps to offset capital gains by realizing losses when prudent. As has been the case since the Series inception, we have managed to dampen the impact of taxes by avoiding the payment of any dividends.
        We are nearing the seventh year of an economic expansion and the tenth year of a bull market run. It is reasonable to expect that this rapid growth cannot continue forever. Over the next several months, the Series will continue to be invested in what the Advisor believes to be sound, long-term investments at good values, while special attention is paid to minimizing the impact of taxes. The long-term investment time horizon should serve to ride out the continued volatility the market may experience over the short term.

         We would once again like to thank you for the opportunity to help you meet your investment goals. It is a service in which we take great pride.
     Sincerely,

     Manning & Napier Advisors, Inc.

Portfolio Composition - As of April 30, 1997 (unaudited)

<graphic>
<pie chart>

Data for chart to follow:







Air Transportation                 4%
Chemical & Allied Products         6%
Health Services                    4%
Paper Mills                        5%
Technical Instruments & Supplies   7%
Restaruants                        6%
Retail                            26%
Software                          10%
Semiconductors                     6%
Telecommunications                 8%
Cash & Equivalents                 4%
Miscellaneous*                    14%


*Miscellaneous includes:
Apparel
Consumer Products - Misc.
Diamonds
Glass Products
Primary Metal Industries
Printing & Publishing
Utilities - Electric



Performance Update as of April 30, 1997 (unaudited)


<graphic>
<line chart>

Data for line chart to follow:








          Manning & Napier Tax Managed Series  Standard & Poor's 500 Total Return Index
11/01/95  10,000                                                                10,000
01/31/96  10,100                                                                11,001
04/30/96  10,980                                                                11,376
07/31/96  10770                                                                 11,196
10/31/96  11,630                                                                12,408
01/31/97  12,990                                                                13,898
04/30/97  13,170                                                                14,233









Manning & Napier Fund, Inc. - Tax Managed Series

                                                                      Total Return
Through                                           Growth of $10,000                  Average
04/30/97                                          Investment          Cumulative     Annual

One Year                                          $           11,995         19.95%    19.95%
Inception 2                                       $           13,170         31.70%    20.17%










Standard & Poor's (S&P) 500 Total Return

                                                              Total Return
Through                                   Growth of $10,000                  Average
04/30/97                                  Investment          Cumulative     Annual

One Year                                  $           12,513         25.13%    25.13%
Inception 2                               $           14,233         42.33%    26.56%





        The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Tax Managed Series from its inception (11/1/95) to present (4/30/97) as compared to the Standard & Poor's (S&P) 500 Total Return Index. 1

          1The Standard & Poor's (S&P) 500 Total Return Index is an unmanagedcapitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter Market. The Index returns assume reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses.

        2 The Fund and Index performance are calculated from November 1, 1995, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - April 30, 1997 (unaudited)







                                                     VALUE
                                           SHARES  (NOTE 2)

COMMON STOCK -  96.10%
AIR TRANSPORTATION -  3.61%
  Federal Express Corp.*                    200  $ 10,775

APPAREL -  2.42%
  VF Corp.                                  100     7,213

CHEMICAL & ALLIED PRODUCTS -  5.83%
  Colgate-Palmolive Co.                     100    11,100
  Procter & Gamble Co.                       50     6,287
                                                   17,387

CONSUMER PRODUCTS - MISCELLANEOUS -  2.70%
  Unilever Plc - ADR (Note 7)                75     8,044

DIAMONDS -  2.41%.
  De Beers Centenary AG - ADR (Note 7)      200     7,197


GLASS PRODUCTS -  1.30 %
  Libbey, Inc.                              125     3,875

HEALTH SERVICES -  4.41%
  MedPartners, Inc.*                        602    10,986
  U. S. Physical Therapy, Inc.*             225     2,166
                                                   13,152

PAPER MILLS -  5.45%
  Fort Howard Corp.*                        175     6,027
  Kimberly-Clark Corp.                      200    10,250
                                                   16,277

PRIMARY METAL INDUSTRIES -  1.64%
  Gibraltar Steel Corp.*                    200     4,900

PRINTING & PUBLISHING -  1.40%
  Playboy Enterprises, Inc. - Class B*      300     4,163

RESTAURANTS -  5.95%
  McDonald's Corp.                          275    14,747
  Morton's Restaurant Group, Inc.*          200     3,025
                                                   17,772




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - April 30, 1997 (unaudited)





                                                            Value
                                                   Shares  (Note 2)


RETAIL -  25.67%
  RETAIL - APPAREL -  3.62%
  Nordstrom, Inc.                                 275  $ 10,794

  RETAIL - SPECIALTY STORES -  17.12%
  Fingerhut Companies, Inc.                       500     7,437
  Home Depot, Inc.                                275    15,950
  Ikon Office Solutions, Inc.                     350     9,406
  Tandy Corp.                                     200    10,475
  Toys R Us                                       275     7,838
                                                         51,106

  RETAIL - WHOLESALE -  4.93%
  Coleman Company, Inc.*                          950    14,725
                                                         76,625

SEMICONDUCTORS -  5.81%
  Altera Corp.*                                   350    17,347

SOFTWARE -  10.26%
  Broderbund Software, Inc.*                      350     6,562
  Maxis, Inc.*                                    850     5,844
  Oracle Corp.*                                   350    13,912
  Symantec Corp.*                                 300     4,313
                                                         30,631

TECHNICAL INSTRUMENTS & SUPPLIES - 7.36%
  Eastman Kodak Co.                               150    12,525
  Millipore Corp.                                 250     9,437
                                                         21,962

TELECOMMUNICATIONS -  8.30%
  EQUIPMENT -  2.40%
  Motorola, Inc.                                  125     7,156

  SERVICE -  5.90%
  Compania Anonima Nacional Telefonos de
    Venezuela - ADR* (Note 7)                     300     9,000
  Telecomunicacoes Brasileiras - ADR (Note 7)      75     8,606
                                                         17,606
                                                         24,762




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - April 30, 1997 (unaudited)






                                                          Value
                                                 Shares  (Note 2)


UTILITIES-ELECTRIC -  1.58%
  Enersis S.A.- ADR (Note 7)                       150  $  4,725

TOTAL COMMON STOCK
  (Identified Cost  $241,716)                            286,807
                                                       ---------

SHORT-TERM INVESTMENTS -  4.40%
  Dreyfus U.S. Treasury Money Market Reserves
  (Identified Cost  $13,128)                    13,128    13,128
                                                       ---------

TOTAL INVESTMENTS -  100.50%
  (Identified Cost  $254,844)                            299,935

OTHER ASSETS, LESS LIABILITIES -  (0.50)%                 (1,485)
                                                       ---------

NET ASSETS - 100%                                       $298,450
                                                       =========






*Non-income producing security






FEDERAL TAX INFORMATION:

At April 30, 1997, the net unrealized appreciation based on identified cost for federal income tax purposes of $254,844 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                              $48,254

Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost value                                       (3,163)

UNREALIZED APPRECIATION - NET                                                    $45,091





The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (unaudited)









APRIL 30, 1997

ASSETS:

Investments, at value (Identified Cost $254,844)(Note 2)  $299,935
Dividends receivable                                           495
Receivable from investment advisor (Note 3)                  9,862

TOTAL ASSETS                                               310,292

LIABILITIES:

Accrued Directors' fees (Note 3)                             3,392
Transfer agent fees payable (Note 3)                            31
Audit fee payable                                            4,016
Custodian fee payable                                        1,227
Other payables and accrued expenses                          3,176

TOTAL LIABILITIES                                           11,842

NET ASSETS FOR 22,657 SHARES OUTSTANDING                  $298,450

NET ASSETS CONSIST OF:

Capital stock                                             $    227
Additional paid-in-capital                                 236,454
Undistributed net investment income                            214
Accumulated net realized gain on investments                16,464
Net unrealized appreciation on investments                  45,091

TOTAL NET ASSETS                                          $298,450

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($298,450/22,657 shares)                                  $  13.17




The accompanying notes are an integral part of the financial statements.

Statement of Operations (unaudited)








FOR THE SIX MONTHS ENDED APRIL 30, 1997

INVESTMENT INCOME:

Dividends                                                  $  1,369
Interest                                                        417

Total Investment Income                                       1,786

EXPENSES:

Management fees (Note 3)                                      1,310
Directors' fees (Note 3)                                      3,392
Transfer agent fees (Note 3)                                     31
Audit fee                                                     3,967
Custodian fee                                                 1,344
Miscellaneous                                                 2,700

Total Expenses                                               12,744

Less Waiver of Expenses (Note 3)                            (11,172)

Net Expenses                                                  1,572

NET INVESTMENT INCOME                                           214

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments (indentified cost basis)    16,709
Net change in unrealized appreciation on investments         13,940

NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS                                                  30,649

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                                 $ 30,863




The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (unaudited)






                                                                For the Six    For the Year
                                                               Months Ended       Ended
                                                                  4/30/97        10/31/96
                                                               -------------  --------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)                                   $         214  $        (390)
Net realized gain (loss) on investments                               16,709           (245)
Net change in unrealized appreciation on investments                  13,940         31,151

Net increase in net assets from operations                            30,863         30,516

CAPITAL STOCK ISSUED AND REDEEMED:

Net increase in net assets from capital share transactions
   (Note 5)                                                           43,207        193,864

Net increase in net assets                                            74,070        224,380

NET ASSETS:

Beginning of period                                                  224,380              -

END OF PERIOD (including undistributed net investment income
of $214 and $0, respectively)                                  $     298,450  $     224,380





The accompanying notes are an integral part of the financial statements.

Financial Highlights (unaudited)








                                                             For the Six     For the Year
                                                             Months Ended       Ended
                                                               4/30/97         10/31/96
                                                            --------------  --------------

Per share data (for a share outstanding throughout each period):

NET ASSET VALUE - BEGINNING  OF PERIOD                      $       11.63   $       10.00

Income from investment operations:
   Net investment income (loss)                                     0.009          (0.020)
   Net realized and unrealized gain (loss) on investments           1.531           1.650

Total from investment operations                                    1.540           1.630

NET ASSET VALUE - END OF PERIOD                             $       13.17   $       11.63

Total return 1:                                                     13.24%          16.30%

Ratios (to average net assets) / Supplemental Data:
    Expenses*                                                      1.20%2            1.20%
    Net investment income (loss)*                                  0.16%2          (0.21%)

Portfolio turnover                                                     51%             78%

Average commission rate paid                                $      0.0641   $      0.0757

NET ASSETS - END OF PERIOD (000'S OMITTED)                  $         298   $         224




* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses. If these expenses had been incurred by the Fund, expenses would have been limited to that allowed by state securities law and the net investment income per share and the ratios would have been as follows:







Net investment income (loss)                                     ($0.415)  ($0.144)

Ratios (to average net assets):
   Expenses                                                       8.73%2      2.50%
   Net investment income (loss)                                 (7.37%)2    (1.51%)

1 Represents aggregate total return for the period indicated.
2 Annualized.



The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

1.     ORGANIZATION

          Tax Managed Series (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of
 1940, as amended, as an open-end management investment company.

         The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of April
  30, 1997, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Tax Managed Series Class H Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION

          Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

          Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

      Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

        Security transactions are accounted for on the date the securities are
  purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
 Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

Notes to Financial Statements (unaudited)

     FEDERAL INCOME TAXES

          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code.
  Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

At April 30, 1997, the Fund, for federal income tax purposes, had a capital loss carryforward of $245 which will expire on October 31, 2004.

     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS

     Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, character reclassification between net income and net gains, or other tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders
  during  such  period.    As  a  result,  the  Fund  may  periodically  make
  reclassification among its capital accounts without impacting the Fund's net asset value.

OTHER

The  preparation  of  the  financial  statements  in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements (unaudited)


3.     TRANSACTIONS WITH AFFILIATES

          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1.0% of the Fund's average daily net assets. The fee amounted to $1,310 for the six months ended April 30, 1997.
          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

        The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 1.2% of average daily net assets each year. Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $9,862 for the six months ended April 30, 1997, which is reflected as a reduction of expenses on the Statement of Operations.  The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $31 for the six months ended April 30,
 1997.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $3,392 for the six months ended April 30, 1997.

4.     PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, other than short-term securities, were $167,625 and $130,241, respectively, for the six months ended April 30, 1997.

Notes to Financial Statements (unaudited)

5.     CAPITAL STOCK TRANSACTIONS






Transactions in shares of  Tax Managed Series Class H Common Stock were:
                   For the Six Months              For the Year
                      Ended 4/30/97               Ended 10/31/96
                  -------------------            ---------------

              Shares               Amount    Shares            Amount
            -------------------  --------  -------------      ----------
Sold                  3,449        $44,338           23,344     $235,926
Repurchased             (92)        (1,131)          (4,044)     (42,062)
Total                 3,357        $43,207           19,300      193,864


Transactions in shares of  Tax Managed Series Class H Common Stock were:

The Advisor owned 12,500 shares on April 30, 1997 and October 31, 1996.

6.     FINANCIAL INSTRUMENTS

       The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on April 30, 1997.

7.     FOREIGN SECURITIES

          Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States government.  These risks include revaluation of currencies and future adverse
  political  and  economic  developments.    Moreover,  securities  of foreign
  companies and foreign governments may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the
 United States government.
14

MANNING & NAPIER FUND, INC.


DEFENSIVE SERIES

Semi-Annual Report
April 30, 1997

Management Discussion and Analysis


     Dear Shareholders:

      In our last annual report, we discussed the late cycle volatility we had been experiencing in the market. This report has a similar, but even more dramatic, story to tell. By February, the Dow Jones Industrial average had reached the 7000 mark, and by mid-March it reached an all time high. Less than a month following this record, it had given up nearly half of the gains seen for the year by plunging 9.8%. By the end of April, the Dow was back above the 7000 mark again with valuations no better than they were at mid-March highs. The bond market has displayed significant volatility as well, generally following a downward trend. Yields ended this reporting period 50 basis points higher than where they started, but at one point were close to 80 basis points up from their low in the six month period (a basis point is one-hundredth of a percentage point).

     Much of the volatility was both in anticipation of and in response to the Federal Reserves quarter point raise in the Fed Funds rate in March. According to statements made by Federal Reserve Chairman Alan Greenspan, this move was prompted by the high level of speculation apparent in the U.S. stock market. But at the same time, inflation continues to remain in check. This is why we find bonds to be a compelling investment. The rise in interest rates has given us the opportunity to lock in higher long-term bond yields, while the excessive speculation and high valuation levels warrant a more conservative equity exposure in the portfolio. The gyrations in the stock market have not yet presented a broad-based buying opportunity, but we have been able to take advantage of the downward swings to increase certain stock positions at good values. In addition, opportunities abroad have become especially attractive compared to the generally overvalued domestic stock market. We have seized this opportunity and increased the international exposure in the portfolio.

        We are nearing the seventh year of an economic expansion and the tenth year of a bull market run. It is reasonable to expect that this rapid growth cannot continue forever. In terms of equity selection, it is especially important to be a patient long-term investor. This is why we are remaining conservatively positioned, while taking advantage of a few good values and international opportunities. Of course, the U.S. stock market may not see a significant correction, but rather a drawn out period of flat-to-mediocre returns. Either possibility warrants a cautious and choosy outlook for legitimate opportunities. In summary, at this late stage in the economic and stock market cycles, we continue to focus on efforts to cautiously identify opportunities as they arise.

         We would once again like to thank you for the opportunity to help you meet your investment goals. It is a service in which we take great pride.

     Sincerely,


     Manning & Napier Advisors, Inc.


<graphic>
<pie chart>

Asset Allocation - As of 4/30/97

Data for chart to follow:

Bonds - 81%
Stocks - 14%
Cash & Equivalents - 5%

Performance Update as of April 30, 1997 (unaudited)

<graphic>
<line chart>

Data for chart to follow:






          Manning & Napier Fund, Inc.  Lehman Brothers
          Defensive Series             Intermediate Bond Index  15-85 Blended Index
11/01/95  10,000                                        10,000               10,000
01/31/96  10,287                                        10,326               10,425
04/30/96  10,116                                        10,116               10,301
07/31/96  10,137                                        10,246               10,389
10/31/96  10,494                                        10,581               10,847
01/31/97  10,620                                        10,693               11,140
04/30/97  10,704                                        10,765               11,243













Manning & Napier Fund, Inc. - Defensive Series

                                                                    Total Return
Through                                         Growth of $10,000                  Average
04/30/97                                        Investment          Cumulative     Annual

One Year                                        $           10,581          5.81%     5.81%
Inception 2                                     $           10,704          7.04%     4.64%









Lehman Brothers Intermediate Bond Index

                                                             Total Return
Through                                  Growth of $10,000                  Average
04/30/97                                 Investment          Cumulative     Annual

One Year                                 $           10,641          6.41%     6.41%
Inception 2                              $           10,765          7.65%     5.04%








15-85 Blended Index

                                         Total Return
Through              Growth of $10,000                  Average
04/30/97             Investment          Cumulative     Annual

One Year             $           10,915          9.15%     9.15%
Inception 2          $           11,243         12.43%     8.13%




The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Defensive
Series from its inception (11/1/95) to present
(4/30/97) as compared to the Lehman
Brothers Intermediate Bond Index and a
15-85 Blended Index. 1

     1 The Lehman Brothers Intermediate Bond Index is a market value weighted measure of approximately 3,651 corporate and government securities. The Index is comprised of investment grade securities with maturities greater than one year but less than ten years. The 15-85 Blended Index is 15% Standard & Poor's (S&P) 500 Total Return Index and 85% Lehman Brothers Intermediate Bond Index. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. Both Indices returns assume reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses.

          2 Performance numbers for the Fund and Indices are calculated from November 1, 1995, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - April 30, 1997 (unaudited)








                                                            VALUE
                                                  SHARES   (NOTE 2)
COMMON STOCK - 13.89%

AIR TRANSPORTATION - 0.60%
  Federal Express Corp.*                            175  $  9,428

COMMUNICATIONS - 0.25%
  Groupe AB SA - ADR (Note 7)                        50       362
  Stet Societa Finanziaria Telefonica S.p.A. -
      ADR (Note 7)                                   75     3,553
                                                            3,915

COMPUTERS - 0.04%
  Bell & Howell Co.*                                 25       591

CONSUMER PRODUCTS - MISCELLANEOUS - 0.68%
  Unilever Plc - ADR (Note 7)                       100    10,725

DIAMONDS - 0.57%
  De Beers Centenary AG - ADR (Note 7)              250     8,996

DISTRIBUTION - OFFICE EQUIPMENT - 0.77%
  Unisource Worldwide, Inc.                         825    12,169

ENGINEERING SERVICES - 0.20%
  Jacobs Engineering Group, Inc.*                   125     3,187

FABRICATED METAL PRODUCTS - 0.03%
  Keystone International, Inc.                       25       494

GLASS PRODUCTS - 0.05%
  Libbey, Inc.                                       25       775

HEALTH SERVICES - 0.72%
  MedPartners, Inc.*                                625    11,406

HOLDING COMPANIES - 0.01%
  Ek Chor China Motorcycle Co. Ltd. - ADR (Note 7)   25       125

INDUSTRIAL & COMMERCIAL MACHINERY - 0.43%
  York International, Inc.                          150     6,731



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - April 30, 1997 (unaudited)








                                                  Value
                                          Shares  (Note 2)


PRIMARY METAL INDUSTRIES - 0.12%
  American Superconductor Corp.*             25  $    234
  Gibraltar Steel Corp.*                     25       612
  Special Metals Corp.*                      25       353
  Wolverine Tube Inc.*                       25       650
                                                    1,849

PRINTING & PUBLISHING - 0.06%
  Playboy Enterprises, Inc. - Class B*       25       347
  Scholastic Corp.*                          25       625
                                                      972

RESTAURANTS - 1.72%
  McDonald's Corp.                          500    26,813
  Morton's Restaurant Group, Inc.*           25       378
                                                   27,191

RETAIL - 2.69%
  RETAIL - CATALOG & MAIL ORDER - 0.62%
  Comcast Corp. - Class A                   625     9,844

  RETAIL - SPECIALTY STORES - 2.02%
  Fabri-Centers of America - Class A*       200     4,025
  Fabri-Centers of America - Class B*       175     3,347
  Fingerhut Companies, Inc.                 700    10,413
  Hancock Fabrics, Inc.                     300     3,600
  Tandy Corp.                               200    10,475
                                                   31,860

  RETAIL - WHOLESALE - 0.05%
  Coleman Company, Inc.*                     50       775
                                                   42,479

SOFTWARE - 0.41%
  Broderbund Software, Inc.*                 25       469
  Maxis, Inc.*                               25       172
  Oracle Corp.*                             125     4,969
  Spectrum Holobyte Inc.*                    25       153
  Symantec Corp.*                            50       719
                                                    6,482




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - April 30, 1997 (unaudited)







                                                    Shares/ Principal     Value
                                                          Amount        (Note 2)


TECHNICAL INSTRUMENTS & SUPPLIES - 2.78%
  OPTICAL SUPPLIES - 0.04%
  Sola International Inc.                                      25  $    625

  PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.85%
  Eastman Kodak Co.                                           350    29,225

  SURGICAL & MEDICAL INSTRUMENTS - 0.89%
  Allied Healthcare Products, Inc.                             50       344
  Lunar Corp.*                                                 25       438
  Nellcor Puritan Bennett, Inc.*                              775    13,175
                                                                     13,957
                                                                     43,807

TELECOMMUNICATIONS - 1.52%
  EQUIPMENT - 0.36%
  Motorola, Inc.                                              100     5,725

  SERVICE - 1.16%
  Compania Anonima Nacional Telefonos
    de Venezuela - ADR (Note 7)                               325     9,750
  Telecomunicacoes Brasileiras - ADR (Note 7)                  75     8,606
                                                                     18,356
                                                                     24,081

TRANSPORTATION EQUIPMENT - 0.04%
  Federal Signal Corp.                                         25       609

UTILITIES-ELECTRIC - 0.20%
  Enersis S.A.- ADR (Note 7)                                  100     3,150

TOTAL COMMON STOCK
  (Identified Cost $205,400)                                        219,162
                                                                  ---------

U.S. TREASURY SECURITIES - 81.40%
  U.S. Treasury Bonds - 30.27%
  U.S. Treasury Bond, 6.50%, 5/15/2005         $          350,000   345,078
  U.S. Treasury Bond, 6.875%, 8/15/2025                   135,000   132,427

  Total U.S. Treasury Bonds
  (Identified Cost $486,448)                                        477,505



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - April 30, 1997 (unaudited)







                                          Principal          Value
                                        Amount/Shares      (Note 2)


  U.S. TREASURY NOTES - 51.13%
  U.S. Treasury Note, 6.00%, 8/31/1997    $           20,000  $   20,012
  U.S. Treasury Note, 6.00%, 8/15/1999               420,000     416,719
  U.S. Treasury Note, 6.125%, 9/30/2000              210,000     207,638
  U.S. Treasury Note, 6.25%, 2/15/2003               165,000     162,061

  TOTAL U.S. TREASURY NOTES                                      806,430
  (Identified Cost $817,356)

TOTAL U.S. TREASURY SECURITIES
  (Identified Cost $1,303,804)                                 1,283,935

SHORT-TERM INVESTMENTS - 1.89%
  U.S. Treasury Bill, 5/29/1997
  (Identified Cost $29,882)                           30,000      29,882

TOTAL INVESTMENTS - 97.18%
  (Identified Cost $1,539,086)                                 1,532,979

OTHER ASSETS, LESS LIABILITIES - 2.82%                            44,453
                                                             -----------

NET ASSETS - 100%                                              $1,577,432
                                                              ===========






*Non-income producing security






FEDERAL TAX INFORMATION:

At April 30, 1997, the net unrealized depreciation based on identified cost for federal income tax purposes of $1,539,086 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of
value over tax cost                                                                      $ 18,689

Aggregate gross unrealized depreciation for all
investments in which there was an excess of
tax cost over value                                                                       (24,796)

UNREALIZED DEPRECIATION - NET                                                             ($6,107)




The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (unaudited)







APRIL 30, 1997

ASSETS:

Investments, at value (Identified Cost $1,539,086)(Note 2)  $1,532,979
Cash                                                            28,987
Interest receivable                                             21,068
Receivable from investment advisor (Note 3)                      5,028
Dividends receivable                                               501

TOTAL ASSETS                                                 1,588,563

LIABILITIES:

Accrued Directors' fees (Note 3)                                 3,392
Transfer agent fees payable (Note 3)                               153
Audit fee payable                                                4,016
Custodian fees                                                     196
Other payables and accrued expenses                              3,374

TOTAL LIABILITIES                                               11,131

NET ASSETS FOR 154,078 SHARES OUTSTANDING                   $1,577,432

NET ASSETS CONSIST OF:

Capital stock                                               $    1,540
Additional paid-in-capital                                   1,560,883
Undistributed net investment income                             22,402
Accumulated net realized loss on investments                    (1,286)
Net unrealized depreciation on investments                      (6,107)

TOTAL NET ASSETS                                            $1,577,432

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
($1,577,432/154,078 shares)                                 $    10.24



The accompanying notes are an integral part of the financial statements.
8

Statement of Operations (unaudited)








FOR THE SIX MONTHS ENDED APRIL 30, 1997

INVESTMENT INCOME:

Interest                                                  $ 34,581
Dividends                                                      861

Total Investment Income                                     35,442

EXPENSES:

Management fees (Note 3)                                     5,100
Directors' fees (Note 3)                                     3,392
Transfer agent fees (Note 3)                                   153
Audit fee                                                    3,967
Registration and filing fees                                 2,308
Custodian fee                                                1,131
Miscellaneous                                                  451

Total Expenses                                              16,502

Less Waiver of Expenses (Note 3)                           (10,128)

Net Expenses                                                 6,374

NET INVESTMENT INCOME                                       29,068

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized loss on investments (identified cost basis)    (1,284)
Net change in unrealized depreciation on investments        (4,971)

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                           (6,255)

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $ 22,813



The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (unaudited)








                                                         For the Six  Months     For the Year
                                                            Ended 4/30/97       Ended 10/31/96

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $             29,068   $        21,079
Net realized gain (loss) on investments                               (1,284)            6,509
Net change in unrealized depreciation on investments                  (4,971)           (1,136)

Net increase in net assets from operations                            22,813            26,452

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                           (17,714)          (10,031)
From net realized gain on investments                                 (6,511)               --

Total distribution to shareholders                                   (24,225)          (10,031)

CAPITAL STOCK ISSUED AND REDEEMED:

Net increase in net assets from capital share
   transactions (Note 5)                                             833,639           728,784

Net increase in net assets                                           832,227           745,205

NET ASSETS:

Beginning of period                                                  745,205                 -

END OF PERIOD (including undistributed net investment
   income of $22,402 and $11,048, respectively)         $          1,577,432   $       745,205





   The accompanying notes are an integral part of the financial statements.

                       Financial Highlights (unaudited)






                                                       For the Six  Months     For the Year
                                                          Ended 4/30/97       Ended 10/31/96


Per share data (for a share outstanding throughout each period):

NET ASSET VALUE - BEGINNING OF PERIOD                 $              10.29   $         10.00

Income from investment operations:
   Net investment income                                             0.177             0.349
   Net realized and unrealized gain on investments                   0.026             0.137

Total from investment operations                                     0.203             0.486

Less distributions to shareholders:
   From net investment income                                       (0.185)           (0.196)
   From net realized gain on investments                            (0.068)               --

Total distribution to shareholders                                  (0.253)           (0.196)

NET ASSET VALUE - END OF PERIOD                       $              10.24   $         10.29

Total return1:                                                        2.00%             4.94%

Ratios (to average net assets) / Supplemental Data:
    Expenses*                                                       1.00%2              1.00%
    Net investment income*                                          4.56%2              4.26%

Portfolio turnover                                                      21%               30%

Average commission rate paid                          $             0.0514   $        0.0691

NET ASSETS - END OF PERIOD (000'S OMITTED)            $              1,577   $           745





*The investment advisor did not impose its management fee and paid a portion of the Fund's expenses. If these expenses had been incurred by the Fund, expenses would have been limited to that allowed by state securities law and the net investment income per share and the ratios would have been as follows:









Net investment income                                          $ 0.119  $0.226

Ratios (to average net assets):
   Expenses                                                     2.50%2    2.50%
   Net investment income                                        3.06%2    2.76%


1 Represents aggregate total return for the period indicated.
2 Annualized.



The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

1.     ORGANIZATION

      Defensive Series (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

         The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of April
  30, 1997, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Defensive Series Class E Common
 Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION

          Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

          Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

      Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

        Security transactions are accounted for on the date the securities are
  purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
 Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     FEDERAL INCOME TAXES

          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code.
  Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Financial Statements (unaudited)

     FEDERAL INCOME TAXES (continued)

     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS

          Distributions to shareholders of net investment income are made semi-annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, character reclassification between net income and net gains, or other tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders
  during  such  period.    As  a  result,  the  Fund  may  periodically  make
  reclassification among its capital accounts without impacting the Fund's net asset value.

     OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS WITH AFFILIATES

          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.8% of the Fund's average daily net assets. The fee amounted to $5,100 for the six months ended April 30, 1997.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

Notes to Financial Statements (unaudited)

        The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 1.0% of average daily net assets each year. Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $5,028 for the six months ended April 30, 1997, which is reflected as a reduction of expenses on the Statement of Operations.  The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $153 for the six months ended April 30,
 1997.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $3,392 for the six months ended April 30, 1997.

4.     PURCHASES AND SALES OF SECURITIES

          For the six months ended April 30, 1997, purchases and sales of securities, other than United States Government securities and short-term securities, were $167,114 and $17,949, respectively. Purchases and sales of
 United States Government securities were $879,583 and $228,288, respectively.






5.  CAPITAL STOCK TRANSACTIONS

Transactions in shares of Defensive Series Class E Common Stock were:
                 For the Six Months                 For the Year
                    Ended 4/30/97                  Ended 10/31/96

                   Shares               Amount       Shares          Amount
             -------------------  -----------  ---------------      ----------

Sold                115,341        $1,174,491           76,159        $766,290
Reinvested            2,394            24,225            1,010          10,030
Repurchased         (36,099)         (365,077)          (4,727)        (47,536)
Total                81,636        $  833,639           72,442        $728,784


The Advisor owned 33,269 shares on April 30, 1997, and 12,747 shares on October 31, 1996.



Notes to Financial Statements (unaudited)


6.     FINANCIAL INSTRUMENTS

       The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on April 30, 1997.

7.  FOREIGN SECURITIES
          Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States government. These risks include revaluation of currencies and potential adverse political and economic developments. Moreover, securities of foreign companies and foreign governments may be less liquid and their prices more volitile that those of securities of comparable domestic companies and the
 United States government.

MANNING & NAPIER FUND, INC.

BLENDED ASSET SERIES I
Semi-Annual Report
April 30, 1997

Management Discussion and Analysis

     Dear Shareholders:

      In our last annual report, we discussed the late cycle volatility we had been experiencing in the market. This report has a similar, but even more dramatic, story to tell. By February, the Dow Jones Industrial average had reached the 7000 mark, and by mid-March it reached an all time high. Less than a month following this record, it had given up nearly half of the gains seen for the year by plunging 9.8%. By the end of April, the Dow was back above the 7000 mark again with valuations no better than they were at mid March highs. The bond market has displayed significant volatility as well, generally following a downward trend. Yields ended this reporting period 50 basis points higher than where they started, but at one point were close to 80 basis points up from their low in the six month period (a basis point is one-hundredth of a percentage point).

     Much of the volatility was both in anticipation of and in response to the Federal Reserves quarter point raise in the Fed Funds rate in March.
 According to statements made by Federal Reserve Chairman Alan Greenspan, this move was prompted by the high level of speculation apparent in the U.S. stock market. But at the same time, inflation continues to remain in check. This is why we find bonds to be a compelling investment. The rise in interest rates has given us the opportunity to lock in higher long-term bond yields, while the excessive speculation and high valuation levels warrant a more conservative equity exposure in the portfolio. The gyrations in the stock market have not yet presented a broad-based buying opportunity, but we have been able to take advantage of the downward swings to increase certain stock positions at good values. In addition, opportunities abroad have become especially attractive compared to the generally overvalued domestic stock market. We have seized this opportunity and increased the international exposure in the portfolio.
        We are nearing the seventh year of an economic expansion and the tenth year of a bull market run. It is reasonable to expect that this rapid growth cannot continue forever. In terms of equity selection, it is especially important to be a patient long-term investor. This is why we are remaining conservatively positioned, while taking advantage of a few good values and international opportunities.  Of course, the U.S.

     stock market may not see a significant correction, but rather a drawn out period of flat-to-mediocre returns. Either possibility warrants a cautious and choosy outlook for legitimate opportunities. In summary, at this late stage in the economic and stock market cycles, we continue to focus on efforts to cautiously identify opportunities as they arise.

         We would once again like to thank you for the opportunity to help you meet your investment goals. It is a service in which we take great pride.

     Sincerely,

     Manning & Napier Advisors, Inc.

<graphic>
<pie chart>
Asset Allocation - As of 4/30/97
Data for chart to follow:
Bonds - 50%
Stocks - 33%
Cash & Equivalents - 17%

Performance Update as of April 30, 1997 (unaudited)

<graphic>
<line chart>
Data for chart to follow:







          Manning & Napier        Lehman Brothers
Date      Blended Asset Series I  Intermediate Bond Index  30-70 Blended Index

09/15/93                  10,000                    10,000               10,000
12/31/93                  10,092                    10,032               10,081
06/30/94                   9,671                     9,770                9,795
12/31/94                  10,012                     9,838                9,986
06/30/95                  11,578                    10,783               11,256
12/31/95                  12,123                    11,347               12,151
04/30/96                  12,292                    11,213               12,303
10/31/96                  12,806                    11,728               13,040
04/30/97                13,262                      11,931               13,768






Manning & Napier Fund, Inc. - Blended Asset Series I

                                                                          Total Return
Through                                               Growth of $10,000                  Average
04/30/97                                              Investment          Cumulative     Annual

One Year                                              $           10,789          7.89%     7.89%
Inception 2                                           $           13,262         32.62%     8.09%







Lehman Brothers Intermediate Bond Index

                                                             Total Return
Through                                  Growth of $10,000                  Average
04/30/97                                 Investment          Cumulative     Annual

One Year                                 $           10,641          6.41%     6.41%
Inception 2                              $           11,931         19.31%     4.99%








30-70 Blended Index

                                         Total Return
Through              Growth of $10,000                  Average
04/30/97             Investment          Cumulative     Annual

One Year             $           11,191         11.91%    11.91%
Inception 2          $           13,768         37.68%     9.22%



        The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Blended Asset Series I from its inception (9/15/93) to present (4/30/97) as compared to the Lehman Brothers Intermediate Bond Index and a 30-70 Blended
 Index. 1

      1 The Lehman Brothers Intermediate Bond Index is a market value weighted measure of approximately 3,651 corporate and government securities. The Index is comprised of investment grade securities with maturities greater than one year but less than ten years. The 30-70 Blended Index is 30% Standard &
 Poor's (S&P) 500 Total Return Index and 70% Lehman Brothers Intermediate Bond
  Index.    The  S&P  500  Total  Return  Index  is  an  unmanaged
  capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stocks Exchange, and Over-the-Counter market. Both Indices' returns assume reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses.

          2 Performance numbers for the Fund and Indices are calculated from September 15, 1993, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.
3

Investment Portfolio - April 30, 1997 (unaudited)






                                                                 VALUE
                                                         SHARES   (NOTE 2)
COMMON STOCK - 33.07%
AIR TRANSPORTATION- 1.50%
     Federal Express Corp.*                               5,500  $296,313

COMMUNICATIONS- 1.24%
     Groupe AB SA - ADR (Note 7)                          1,350     9,787
     Stet Societa' Finanziaria Telefonica S.p.A. - ADR
      (Note 7)                                            4,975   235,691
                                                                  245,478

COMPUTERS - 0.13%
   Bell & Howell Co.                                        950    22,444
   Varitronix International Ltd. (Note 7)                 3,000     4,183
                                                                   26,627

CONSUMER PRODUCTS- MISCELLANEOUS- 1.58%
     Unilever PLC- Sponsored ADR (Note 7)                 2,900   311,025

DIAMONDS- 1.53%
     De Beers Centenary AG- ADR (Note 7)                  8,400   302,269

DISTRIBUTION - OFFICE EQUIPMENT - 1.50%
     Unisource Worldwide, Inc,                           20,100   296,475

ENGINEERING SERVICES- 0.50%
     Jacobs Engineering Group, Inc.*                      3,900    99,450

FABRICATED METAL PRODUCTS- 0.09%
     Keystone International, Inc.                           875    17,281

FOOD & BEVERAGES- 0.03%
     Canandaigua Wine Co., Inc. - Class A*                  250     6,406

GLASS PRODUCTS- 0.09%
     Libbey, Inc.                                           600    18,600

HEALTH SERVICES- 1.89%
     MedPartners, Inc.*                                  20,276   370,037
     U.S. Physical Therapy, Inc.*                           225     2,166
                                                                  372,203

HOLDING COMPANIES - 0.01%
     Ek Chor China Motorcycle Co. Ltd. ADR (Note 7)         500     2,500




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - April 30, 1997 (unaudited)





                                                       Value
                                            Shares   (Note 2)

PRIMARY METAL INDUSTRIES- 0.26%
     American Superconductor Corp.*            825  $    7,734
     Gibraltar Steel Corp.*                    900      22,050
     Special Metals Corp.*                     575       8,122
     Wolverine Tube, Inc.*                     500      13,000
                                                        50,906

PRINTING & PUBLISHING- 0.35%
     Harte-Hanks Communications                625      17,031
     Houghton Mifflin Co.                      325      18,241
     Playboy Enterprises, Inc. - Class A*      225       2,953
     Playboy Enterprises, Inc. - Class B*      925      12,834
     Scholastic Corp.*                         700      17,500
                                                        68,559

RESTAURANTS- 4.28%
     McDonald's Corp.                       15.475     829,847
     Morton's Restaurant Group, Inc.*        1,025      15,503
                                                       845,350

RETAIL- 6.98%
    RETAIL - CATALOG & MAIL ORDER - 1.31%
    Comcast Corp. - Class A                 16,400     258,300

    RETAIL - SPECIALTY STORES- 5.57%
    Fabri-Centers of America - Class A*      8,250     166,031
    Fabri-Centers of America - Class B*      7,250     138,656
    Fingerhut Companies, Inc.               22,250     330,969
    Hancock Fabrics, Inc.                   10,525     126,300
    Tandy Corp.                              6,425     336,509
                                                     1,098,465

    RETAIL - WHOLESALE- 0.10%
    Coleman Company, Inc.*                   1,300      20,150
                                                     1,376,915




The accompanying notes are an integral part of the financial statements.
5

Investment Portfolio - April 30, 1997 (unaudited)





                                                             Value
                                                  Shares   (Note 2)

SOFTWARE- 1.25%
     Activision, Inc.*                               325  $    3,819
     Broderbund Software, Inc.*                      550      10,312
     Electronic Arts, Inc.*                          275       6,634
     Founder Hong Kong Ltd. (Note 7)               6,000       3,834
     Maxis, Inc.*                                    800       5,500
     Oracle Corp.*                                 4,900     194,775
     Spectrum Holobyte, Inc.*                        800       4,900
     Symantec Corp.*                               1,175      16,891
                                                             246,665

TECHNICAL INSTRUMENTS & SUPPLIES - 5.94%

     OPTICAL SUPPLIES - 0.06%
     Sola International, Inc.*                       450      11,250

     PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 4.38%
     Eastman Kodak Co.                            10,350     864,225

     SURGICAL & MEDICAL INSTRUMENTS- 1.50%
     Allied Healthcare Products, Inc.              1,100       7,563
     Lunar Corp.*                                    600      10,500
     Nellcor Puritan Bennett, Inc.*               16,300     277,100
                                                             295,163
                                                           1,170,638

TELECOMMUNICATIONS- 3.83%
     EQUIPMENT- 0.96%
     Motorola, Inc.                                3,300     188,925

     SERVICES- 2.87%
     Compania Anonima Nacional Telefonos
      De Venezuala -  ADR* (Note 7)                9,300     279,000
     Telecomunicacoes Brasileiras - ADR (Note 7)   2,500     286,875
                                                             565,875
                                                             754,800

TRANSPORTATION EQUIPMENT- 0.09%
     Federal Signal Corp.                            700      17,062

TOTAL COMMON STOCK
     (Identified Cost $6,139,441)                          6,525,522



The accompanying notes are an integral part of the financial statements.
6

Investment Portfolio - April 30, 1997 (unaudited)






                                                         Principal        Value
                                                       Amount/Shares    (Note 2)

U.S. TREASURY SECURITIES - 48.90%

U.S. TREASURY BONDS - 20.33%
     U.S. Treasury Bond, 7.25%,  5/15/2016             $       45,000  $   45,970
     U.S. Treasury Bond, 7.25%,  8/15/2022                    555,000     566,275
     U.S. Treasury Bond, 7.50%,  11/15/2024                 3,225,000   3,400,359
TOTAL U.S. TREASURY BONDS
     (Identified Cost $4,004,114)                                       4,012,604

U.S. TREASURY NOTES - 28.57%
     U.S. Treasury Note, 5.125%, 12/31/1998                   595,000     585,146
     U.S. Treasury Note, 6.875%, 8/31/1999                    450,000     454,781
     U.S. Treasury Note, 7.75%, 12/31/1999                  1,215,000   1,254,108
     U.S. Treasury Note, 6.625%,  7/31/2001                 3,335,000   3,342,297
TOTAL U.S. TREASURY NOTES
     (Identified Cost $5,663,185)                                       5,636,332

TOTAL U.S. TREASURY SECURITIES
     (Identified Cost $9,667,299)                                       9,648,936

U.S. GOVERNMENT AGENCIES - 0.65%

     MORTGAGE BACKED SECURITIES
     GNMA POOL #174225, 9.50%, 8/15/2016                        5,245       5,644
     GNMA POOL #286310, 9.00%, 2/15/2020                       37,604      39,461
     GNMA POOL #385753, 9.00%, 7/15/2024                       78,521      82,398

TOTAL U.S. GOVERNMENT AGENCIES
     (Identified Cost $126,534)                                           127,503

SHORT-TERM INVESTMENTS - 16.24%
     Dreyfus U.S. Treasury Money Market Reserves              104,160     104,160
     Federal Home Loan Bank Discount Note, 5/15/1997          500,000     498,952
     U.S. Treasury Note, 5.875%,  4/30/1998                 2,605,000   2,601,744

TOTAL SHORT-TERM INVESTMENTS
     (Identified Cost $3,208,855)                                       3,204,856



The accompanying notes are an integral part of the financial statements.
7

Investment Portfolio - April 30, 1997 (unaudited)






                                           Value
                                          (Note 2)


TOTAL INVESTMENTS - 98.86%
     (Identified Cost $19,142,129)      $19,506,817

OTHER ASSETS, LESS LIABILITIES - 1.14%      225,504

NET ASSETS - 100%                       $19,732,321




*Non-income producing security




FEDERAL TAX INFORMATION:

At April 30, 1997, the net unrealized appreciation based on identified cost for federal income tax purposes of $19,143,300 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                              $ 753,349

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                               (389,832)

UNREALIZED APPRECIATION - NET                                                    $ 363,517



The accompanying notes are an integral part of the financial statements.
8

Statement of Assets and Liabilities (unaudited)





APRIL 30, 1997


ASSETS:

Investments, at value (Identified Cost $19,142,129)(Note 2)  $19,506,817
Cash                                                              19,560
Interest receivable                                              224,564
Dividends receivable                                              16,051

TOTAL ASSETS                                                  19,766,992

LIABILITIES:

Accrued management fees (Note 3)                                  18,581
Accrued Directors' fees (Note 3)                                   3,391
Transfer agent fees payable (Note 3)                                 387
Audit fee payable                                                  5,325
Payable for fund shares redeemed                                   3,371
Other payables and accrued expenses                                3,616

TOTAL LIABILITIES                                                 34,671

NET ASSETS FOR 1,773,260 SHARES OUTSTANDING                  $19,732,321

NET ASSETS CONSIST OF:

Capital stock                                                $    17,733
Additional paid-in-capital                                    18,798,209
Undistributed net investment income                              242,993
Accumulated net realized gain on investments                     308,698
Net unrealized appreciation on investments                       364,688

TOTAL NET ASSETS                                             $19,732,321

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($19,732,321/1,773,260 shares)                               $     11.13



The accompanying notes are an integral part of the financial statements.

Statement of Operations (unaudited)




FOR THE SIX MONTHS ENDED APRIL 30, 1997

INVESTMENT INCOME:

Interest                                                  $435,446
Dividends                                                   27,844

Total Investment Income                                    463,290

EXPENSES:

Management fees (Note 3)                                    92,954
Directors' fees (Note 3)                                     3,392
Transfer agent fees (Note 3)                                 2,231
Custodian fee                                                3,223
Audit fee                                                    6,538
Miscellaneous                                                6,580

Total Expenses                                             114,918

Less Waiver of Expenses (Note 3)                            (3,372)

Net Expenses                                               111,546

NET INVESTMENT INCOME                                      351,744

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments (identified cost basis)   311,824
Net change in unrealized appreciation on investments       (23,758)

NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS                                                288,066

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                                $639,810



The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (unaudited)





                                                              For the Six     For the Ten      For the
                                                              Months Ended    Months Ended    Year Ended
                                                                4/30/97         10/31/96       12/31/95
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                        $     351,744   $     450,488   $   254,925
Net realized gain on investments                                   311,824         299,745       608,702
Net change in unrealized appreciation on investments               (23,758)        105,808       341,625

Net increase in net assets from operations                         639,810         856,041     1,205,252


DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                        (428,408)       (130,831)     (254,925)
In excess of net investment income                                      --              --        (3,886)
From net realized gains                                           (296,105)        (39,818)     (564,923)

Total distributions to shareholders                               (724,513)       (170,649)     (823,734)


CAPITAL STOCK ISSUED AND REDEEMED:

Net increase in net assets from capital share transactions
   (Note 5)                                                      2,023,516       7,589,621     4,617,621

Net increase in net assets                                       1,938,813       8,275,013     4,999,139

NET ASSETS:

Beginning of period                                             17,793,508       9,518,495     4,519,356

END OF PERIOD (including undistributed net investment
   income of $242,993, $319,657 and $0 respectively)         $  19,732,321   $  17,793,508   $ 9,518,495



The accompanying notes are an integral part of the financial statements.
11

Financial Highlights (unaudited)




                                                                                                 For the Period
                                              For the       For the      For the     For the        9/15/93
                                             Six Months    Ten Months      Year        Year      (commencement
                                               Ended         Ended        Ended       Ended      of operations)
                                              4/30/97      10/31/96 3    12/31/95    12/31/94     to 12/31/93

Per share data (for a share outstanding
 throughout each period):

NET ASSET VALUE - BEGINNING  OF PERIOD      $     11.20   $     10.72   $    9.72   $   10.05   $         10.00

Income from investment operations:
   Net investment income                          0.208         0.293       0.342       0.200             0.045
   Net realized and unrealized gain (loss)
      on investments                              0.141         0.307       1.698      (0.280)            0.045

Total from investment operations                  0.349         0.600       2.040      (0.080)            0.090

Less distributions to shareholders:
   From net investment income                    (0.272)       (0.092)     (0.342)     (0.203)           (0.040)
   In excess of net investment income                 -             -      (0.005)          -                 -
   From net realized gain on investment          (0.147)       (0.028)     (0.693)     (0.040)                -
   In excess of net realized gains                    -             -           -      (0.007)                -

Total distributions to shareholders              (0.419)       (0.120)     (1.040)     (0.250)           (0.040)

NET ASSET VALUE - END OF PERIOD             $     11.13   $     11.20   $   10.72   $    9.72   $         10.05

Total return1:                                     3.56%         5.64%      21.08%     (0.80%)             0.93%

Ratios (to average net assets) /
Supplemental Data:
    Expenses                                   1.20%2**      1.20%2**     1.20%**      1.20%*           1.20%2*
    Net investment income                      3.78%2**      3.69%2**     3.64%**      3.40%*           2.47%2*

Portfolio turnover                                   16%           85%         72%         45%                1%

Average commission rate paid                $    0.0370   $    0.0515   $  0.0689           -                 -

NET ASSETS - END OF PERIOD
  (000'S OMITTED)                           $    19,732   $    17,794   $   9,518   $   4,519   $           475




          *The investment advisor did not impose its management fee and paid a portion of the Fund's expenses. If these expenses had been incurred by the Fund, expenses would have been limited to that allowed by state securities law.

      ** The investment advisor waived a portion of its management fee. If the full expenses had been incurred by the Fund in either instance above, the net investment income per share and the ratios would be as follows:






Net investment income                       $ 0.206  $ 0.284  $0.311   $0.124   $0.021
Ratios (to average net assets):
   Expenses                                  1.24%2   1.31%2    1.53%   2.50%    2.50%2
   Net investment income                     3.74%2   3.58%2    3.31%   2.10%    1.17%2

1 Represents aggregate total return for the period indicated.
2 Annualized.
3 Effective January 1, 1996, the Fund changed its fiscal year end from December 31 to October 31.





The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

1.     ORGANIZATION
        Blended Asset Series I (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of
 1940, as amended, as an open-end management investment company.

         The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of April
  30, 1997, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Blended Asset Series I Class K
 Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES
     SECURITY VALUATION
          Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.
          Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

      Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
        Security transactions are accounted for on the date the securities are
  purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
 Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

Notes to Financial Statements (unaudited)
2.     SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
     FEDERAL INCOME TAXES
          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code.
  Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS
          Distributions to shareholders of net investment income are made semi-annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments, or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

     FOREIGN CURRENCY TRANSLATION
          The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

          Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately stated.

Notes to Financial Statements (unaudited)
2.     SIGNIFICANT ACCOUNTING POLICIES (continued)
     OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS WITH AFFILIATES
          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1.0% of the Fund's average daily net assets. The fee amounted to $92,954 for the six months ended April 30, 1997.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

        The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 1.20% of average daily net assets each year.
  Accordingly, the Advisor waived fees of $3,372 which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $2,231 for the six months ended April
 30, 1997.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $3,392 for the six months ended April 30, 1997.
15

Notes to Financial Statements (unaudited)


4.     PURCHASES AND SALES OF SECURITIES
          For the six months ended April 30, 1997, purchases and sales of securities, other than United States Government securities and short-term securities, were $2,968,100 and $1,545,512, respectively. Purchases and sales of United States Government securities were $1,886,862 and $1,039,925, respectively.

5.     CAPITAL STOCK TRANSACTIONS
         Transactions in shares of Blended Asset Series I Class K Common Stock were:





             For the Six Months                 For the Ten Months                For the Year
                Ended 4/30/97                     Ended 10/31/96                 Ended 12/31/95

             Shares               Amount          Shares     Amount        Shares           Amount
             -------------------  ------------    ---------  ------------  ---------------  -----------
Sold                    299,352   $ 3,311,283     940,658   $10,210,779          406,586   $4,437,737
Reinvested               65,359       713,722      15,624       169,059           75,731      811,707
Repurchased            (179,904)   (2,001,489)   (255,975)   (2,790,217)         (58,913)    (631,823)
Total                   184,807   $ 2,023,516     700,307   $ 7,589,621          423,404   $4,617,621




6.     FINANCIAL INSTRUMENTS
       The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on April 30, 1997.

7.     FOREIGN SECURITIES
          Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States government.  These risks include revaluation of currencies and future adverse
  political  and  economic  developments.    Moreover,  securities  of foreign
  companies and foreign governments may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the
 United States government.

8.  CHANGE IN FISCAL YEAR END

          Effective January 1, 1996, the Fund changed its fiscal year end from December 31 to October 31.

Manning & Napier Fund, Inc.
BLENDED ASSET SERIES II

Semi-Annual Report
April 30, 1997

Management Discussion and Analysis

     Dear Shareholders:

      In our last annual report, we discussed the late cycle volatility we had been experiencing in the market. This report has a similar, but even more dramatic, story to tell. By February, the Dow Jones Industrial average had reached the 7000 mark, and by mid-March it reached an all time high. Less than a month following this record, it had given up nearly half of the gains seen for the year by plunging 9.8%. By the end of April, the Dow was back above the 7000 mark again with valuations no better than they were at mid-March highs. The bond market has displayed significant volatility as well, generally following a downward trend. Yields ended this reporting period 50 basis points higher than where they started, but at one point were close to 80 basis points up from their low in the six month period (a basis point is one-hundredth of a percentage point).

     Much of the volatility was both in anticipation of and in response to the Federal Reserves quarter point raise in the Fed Funds rate in March.
 According to statements made by Federal Reserve Chairman Alan Greenspan, this move was prompted by the high level of speculation apparent in the U.S. stock market. But at the same time, inflation continues to remain in check. This is why we find bonds to be a compelling investment. The rise in interest rates has given us the opportunity to lock in higher long-term bond yields, while the excessive speculation and high valuation levels warrant a more conservative equity exposure in the portfolio. The gyrations in the stock market have not yet presented a broad-based buying opportunity, but we have been able to take advantage of the downward swings to increase certain stock positions at good values. In addition, opportunities abroad have become especially attractive compared to the generally overvalued domestic stock market. We have seized this opportunity and increased the international exposure in the portfolio.

        We are nearing the seventh year of an economic expansion and the tenth year of a bull market run. It is reasonable to expect that this rapid growth cannot continue forever. In terms of equity selection, it is especially important to be a patient long-term investor. This is why we are remaining conservatively positioned, while taking advantage of a few good values and international opportunities.  Of course,
      the U.S. stock market may not see a significant correction, but rather a drawn out period of flat-to-mediocre returns. Either possibility warrants a cautious and choosy outlook for legitimate opportunities. In summary, at this late stage in the economic and stock market cycles, we continue to focus on efforts to cautiously identify opportunities as they arise.

         We would once again like to thank you for the opportunity to help you meet your investment goals. It is a service in which we take great pride.

     Sincerely,

     Manning & Napier Advisors, Inc.

<graphic>
<pie chart>

Asset Allocation - As of 4/30/97

Data for chart to follow:

Stocks - 53%
Bonds - 44%
Cash & Equivalents - 3%

Performance Update as of April 30, 1997 (unaudited)
<graphic>

<line chart>

Data for chart to follow:







          Manning & Napier         Lehman Brothers
Date      Blended Asset Series II  Intermediate Bond Index  50-50 Blended Index
10/12/93                  10,000                   10,000               10,000
12/31/93                   9,982                    9,956               10,056
06/30/94                   9,662                    9,695                9,693
12/31/94                  10,333                    9,764                9,978
06/30/95                  12,621                   10,701               11,550
12/31/95                  13,707                   11,261               12,743
04/30/96                  14,016                   11,127               13,035
10/31/96                  15,078                   11,639               13,978
04/30/97                  16,023                   11,841               15,118









Manning & Napier Fund, Inc. - Blended Asset Series II

                                                                           Total Return
Through                                                Growth of $10,000                  Average
04/30/97                                               Investment          Cumulative     Annual

One Year                                               $           11,432         14.32%    14.32%
Inception 2                                            $           16,023         60.23%    14.19%






Lehman Brothers Intermediate Bond Index

                                                             Total Return
Through                                  Growth of $10,000                  Average
04/30/97                                 Investment          Cumulative     Annual

One Year                                 $           10,641          6.41%     6.41%
Inception 2                              $           11,841         18.41%     4.87%








50-50 Blended Index

                                         Total Return
Through              Growth of $10,000                  Average
04/30/97             Investment          Cumulative     Annual

One Year             $           11,598         15.98%    15.98%
Inception 2          $           15,118         51.18%    12.33%





        The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Blended Asset Series II from its inception (10/12/93) to present (4/30/97) as compared to the Lehman Brothers Intermediate Bond Index and a 50-50 Blended Index. 1

      1 The Lehman Brothers Intermediate Bond Index is a market value weighted measure of approximately 3,651 corporate and government securities. The Index is comprised of investment grade securities with maturities greater than one year but less than ten years. The 50-50 Blended Index is 50% Standard & Poor's (S&P) 500 Total Return Index and 50% Lehman Brothers Aggregate Bond Index. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The Lehman Brothers Aggregate Bond Index is a market value weighted measure of approximately 5,914 corporate, government, and mortgage backed securities. The Index is comprised of investment grade securities with maturities greater than one year. Both Indices' returns assume reinvestment of  income and, unlike Fund returns, do not reflect any fees or expenses.

          2 Performance numbers for the Fund and Indices are calculated from October 12, 1993, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - April 30, 1997 (unaudited)






                                                           VALUE
                                                   SHARES   (NOTE 2)
COMMON STOCK - 52.80%

AIR TRANSPORTATION - 1.44%
     Federal Express Corp.*                        10,900  $587,238

APPAREL - 1.50%
     VF Corp.                                       8,500   613,063

BROADCAST SERVICES - 0.07%
     Groupe AB - ADR (Note 7)                       3,850    27,913

CHEMICALS & ALLIED PRODUCTS - 0.22%
     International Specialty Products, Inc.*        7,025    91,325

COMMUNICATIONS - 1.34%
     Stet Societa Finanziaria Telefonica S.P.A -
        ADR (Note 7)                               11,525   545,997

COMPUTER EQUIPMENT - 0.18%
     Bell & Howell Company, Inc.*                   2,550    60,244
     Varitronix International Ltd. (Note 7)         8,000    11,153
                                                             71,397

CONSUMER PRODUCTS - MISCELLANEOUS - 2.03%
     Unilever Plc - ADR (Note 7)                    7,700   825,825

CRUDE PETROLEUM & NATURAL GAS - 1.33%
     YPF Sociedad Anonima - ADR (Note 7)           19,550   540,069

DIAMONDS - 1.92%
     De Beers Centenary AG - ADR (Note 7)          21,700   780,861

DISTRIBUTION - WHOLESALE - 1.59%
     Unisource Worldwide, Inc.                     43,875   647,156

ENGINEERING SERVICES - 0.48%
     Jacobs Engineering Group, Inc.*                7,675   195,713

FABRICATED METAL PRODUCTS - 0.12%
     Keystone International, Inc.                   2,475    48,881

FOOD & BEVERAGES - 0.06%
     Canandaigua Wine Company, Inc. - Class A*        875    22,422




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - April 30, 1997 (unaudited)





                                                       Value
                                            Shares   (Note 2)

GLASS PRODUCTS - 0.12%
     Libbey, Inc.                            1,625  $   50,375

HEALTH SERVICES - 2.51%
     MedPartners, Inc.*                     55,700   1,016,525
     U.S. Physical Therapy, Inc.*              750       7,219
                                                     1,023,744

HOLDING COMPANIES - 0.02%
     Ek Chor China Motorcycle Co. Ltd.
       ADR (Note 7)                          1,500       7,500

INDUSTRIAL & COMMERCIAL MACHINERY - 1.55%
     York International Corp.               14,100     632,738

PAPER MILLS - 1.61%
     Fort Howard Corp.*                      8,625     297,023
     Kimberly-Clark Corp.                    7,000     358,750
                                                       655,773

PRIMARY METAL INDUSTRIES - 0.33%
     American Superconductor Corp.*          2,150      20,156
     Gibraltar Steel Corp.*                  2,400      58,800
     Special Metals Corp.*                   1,400      19,775
     Wolverine Tube, Inc*                    1,350      35,100
                                                       133,831

PRINTING & PUBLISHING - 0.36%
     Harte-Hanks Communications              1,600      43,600
     Houghton Mifflin Co.                      300      16,838
     Playboy Enterprises, Inc. - Class A*      825      10,828
     Playboy Enterprises, Inc. - Class B*    2,175      30,178
     Scholastic Corp.*                       1,800      45,000
                                                       146,444

RESTAURANTS - 3.74%
     McDonald's Corp.                       27,600   1,480,050
     Morton's Restaurant Group, Inc.*        2,875      43,484
                                                     1,523,534




The accompanying notes are an integral part of the financial statements.
5

Investment Portfolio - April 30, 1997 (unaudited)








                                                           Value
                                                Shares   (Note 2)

RETAIL - 10.32%
     RETAIL - CATALOG & MAIL ORDER - 1.71%
     Comcast Corp. - Class A                    44,250  $  696,938

     RETAIL - NONDURABLE GOODS - 0.01%
     Mikasa, Inc.                                  275       3,128

     RETAIL - SPECIALTY STORES - 8.46%
     Fabri-Centers of America - Class A*        16,575     333,572
     Fabri-Centers of America - Class B*        14,225     272,053
     Fingerhut Companies, Inc.                  42,425     631,072
     Hancock Fabrics, Inc.                      21,125     253,500
     Home Depot, Inc.                           15,100     875,800
     Tandy Corp.                                20,675   1,082,853
                                                         3,448,850

     RETAIL - WHOLESALE - 014%
     Coleman Company, Inc.*                      3,650      56,575
                                                         4,205,491

SOFTWARE - 3.19%
     Activision, Inc.*                             800       9,400
     Broderbund Software, Inc.*                  1,400      26,250
     Electronic Arts, Inc.*                        800      19,300
     Founder Hong Kong Ltd. (Note 7)            14,500       9,265
     Maxis, Inc.*                                2,200      15,125
     Oracle Corp.*                              29,075   1,155,731
     Spectrum Holobyte, Inc.*                    2,275      13,934
     Symantec Corp.*                             3,475      49,953
                                                         1,298,958

TECHNICAL INSTRUMENTS & SUPPLIES - 9.07%
    OPTICAL SUPPLIES - 0.07%
     Sola International, Inc.*                   1,200      30,000

     PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 5.20%
     Eastman Kodak Co.                          25,375   2,118,812

     SCIENTIFIC INSTRUMENTS - 1.86%
     Millipore Corp.                            20,150     760,663




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - April 30, 1997 (unaudited)






                                                       Shares/          Value
                                                  Principal Amount     (Note 2)

TECHNICAL INSTRUMENTS & SUPPLIES (continued)

     SURGICAL & MEDICAL INSTRUMENTS - 1.94%
     Allied Healthcare Products, Inc.                         3,125  $    21,484
     Lunar Corp.*                                             1,600       28,000
     Nellcor Puritan Bennett, Inc. *                         43,625      741,625
                                                                         791,109
                                                                       3,700,584

TELECOMMUNICATIONS - 5.80%
     EQUIPMENT - 1.91%
     Motorola, Inc.                                          13,600      778,600

     SERVICE - 3.89%
     Compania Anonima Nacional Telefonos de
          Venezuela (CANTV) - ADR* (Note 7)                  26,450      793,500
     Telecomunicacoes Brasileiras - ADR (Note 7)              6,900      791,775
                                                                       1,585,275
                                                                       2,363,875

TRANSPORTATION EQUIPMENT - 0.11%
     Federal Signal Corp.                                     1,825       44,484

UTILITIES - ELECTRIC - 1.79%
     Enersis S.A. - ADR (Note 7)                             23,150      729,225

TOTAL COMMON STOCK
     (Identified Cost $19,663,119)                                    21,514,416

U.S. TREASURY SECURITIES - 44.28%

U.S. TREASURY BONDS - 29.47%
     U.S. Treasury Bond, 8.00%, 11/15/2021        $           5,000        5,534
     U.S. Treasury Bond, 7.25%, 8/15/2022                 2,590,000    2,642,611
     U.S. Treasury Bond, 7.125%, 2/15/2023                    5,000        5,033
     U.S. Treasury Bond, 7.50%, 11/15/2024                3,105,000    3,273,834
     U.S. Treasury Bond, 6.875%, 8/15/2025                6,200,000    6,081,816

TOTAL U.S. TREASURY BONDS
     (Identified Cost $12,018,067)                                    12,008,828




The accompanying notes are an integral part of the financial statements.
7

Investment Portfolio - April 30, 1997 (unaudited)






                                                   Principal Amount/
                                                         Shares          (Note 2)

U.S. TREASURY NOTES - 14.81%
     U.S. Treasury Note, 7.75%, 12/31/1999         $          685,000  $   707,049
     U.S. Treasury Note, 6.25%,  5/31/2000                  2,045,000    2,033,497
     U.S. Treasury Note, 6.625%, 7/31/2001                  3,285,000    3,292,188

TOTAL U.S. TREASURY NOTES
     (Identified Cost $6,136,546)                                        6,032,734


TOTAL U.S. TREASURY SECURITIES
     (Identified Cost $18,154,613)                                      18,041,562

SHORT-TERM INVESTMENTS - 0.97%
     Dreyfus U.S. Treasury Money Market Reserves
     (Identified Cost $396,467)                               396,467      396,467

TOTAL INVESTMENTS - 98.05%
     (Identified Cost $38,214,199)                                      39,952,445

OTHER ASSETS, LESS LIABILITIES - 1.95%                                     794,795

NET ASSETS - 100%                                                      $40,747,240




*Non-income producing security






FEDERAL TAX INFORMATION:

At April 30, 1997, the net unrealized appreciation based on identified cost for federal income tax purposes of $38,214,199 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of
value over tax cost                                                                      $2,649,654

Aggregate gross unrealized depreciation for all
investments in which there was an excess of
 tax cost over value                                                                       (911,408)

UNREALIZED APPRECIATION - NET                                                            $1,738,246



The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (unaudited)






APRIL 30, 1997

ASSETS:

Investments, at value (Identified Cost $38,214,199)(Note 2)  $39,952,445
Cash                                                             234,074
Receivable for securities sold                                   797,548
Interest receivable                                              360,128
Dividends receivable                                              41,979

TOTAL ASSETS                                                  41,386,174


LIABILITIES:

Payable for fund shares redeemed                                      37
Accrued management fees (Note 3)                                  32,403
Accrued Directors' fees (Note 3)                                   3,392
Transfer agent fees payable (Note 3)                                 778
Payable for securities purchased                                 590,454
Audit fee payable                                                  5,182
Other payables and accrued expenses                                6,688

TOTAL LIABILITIES                                                638,934

NET ASSETS FOR 3,091,866 SHARES OUTSTANDING                  $40,747,240

NET ASSETS CONSIST OF:

Capital stock                                                $    30,918
Additional paid-in-capital                                    36,302,560
Undistributed net investment income                              375,344
Accumulated net realized gain on investments                   2,300,172
Net unrealized appreciation on investments                     1,738,246

TOTAL NET ASSETS                                             $40,747,240

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   ($40,747,240/3,091,866 shares)                            $     13.18






The accompanying notes are an integral part of the financial statements.
9

Statement of Operations (unaudited)









FOR THE SIX MONTHS ENDED APRIL 30, 1997

INVESTMENT INCOME:

Interest                                                  $  601,214
Dividends                                                    126,767

Total Investment Income                                      727,981

EXPENSES:

Management fees (Note 3)                                     182,255
Directors' fees (Note 3)                                       3,392
Transfer agent fees (Note 3)                                   4,374
Audit fee                                                      6,393
Registration & filing fees                                     4,733
Custodian fee                                                  4,463
Miscellaneous                                                  4,296

Total Expenses                                               209,906

NET INVESTMENT INCOME                                        518,075


REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS:

Net realized gain on investments (identified cost basis)   2,299,369
Net change in unrealized appreciation on investments        (722,737)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                            1,576,632

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $2,094,707





 The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (unaudited)








                                                         For the Six     For the Ten      For the
                                                         Months Ended    Months Ended    Year Ended
                                                           4/30/97         10/31/96       12/31/95

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $     518,075   $     566,893   $   334,223
Net realized gain on investments                            2,299,369       1,053,546     1,934,431
Net change in unrealized appreciation on investments         (722,737)      1,209,793     1,107,105

Net increase in net assets from operations                  2,094,707       2,830,232     3,375,759


DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                   (618,513)        (92,412)     (330,774)
From net realized gain on investments                      (1,048,674)       (138,618)   (1,817,057)

Total distributions to shareholders                        (1,667,187)       (231,030)   (2,147,831)


CAPITAL STOCK ISSUED AND REDEEMED:

Net increase in net assets from capital share
   transactions (Note 5)                                    7,321,022       9,880,561    12,077,417


Net increase in net assets                                  7,748,542      12,479,763    13,305,345


NET ASSETS:

Beginning of period                                        32,998,698      20,518,935     7,213,590

END OF PERIOD (including undistributed net investment
   income of $375,344,  $475,782 and $1,301
   respectively)                                        $  40,747,240   $  32,998,698   $20,518,935





The accompanying notes are an integral part of the financial statements.

Financial Highlights (unaudited)








                                                       For the     For the                               For the Period
                                                         Six         Ten        For the     For the         10/12/93
                                                       Months       Months        Year        Year        (commencement
                                                        Ended       Ended        Ended       Ended      of operations) to
                                                       4/30/97    10/31/96 3    12/31/95    12/31/94        12/31/93

Per share data (for a share outstanding throughout each period):

NET ASSET VALUE - BEGINNING OF PERIOD                 $  13.04   $     11.95   $   10.12   $    9.98   $            10.00

Income from investment operations:
   Net investment income                                 0.176         0.227       0.238       0.108                0.014
   Net realized and unrealized gain (loss)
      on investments                                     0.619         0.963       3.052       0.243               (0.032)

Total from investment operations                         0.795         1.190       3.290       0.351               (0.018)

Less distributions to shareholders:
   From net investment income                           (0.243)       (0.040)     (0.237)     (0.119)              (0.002)
   From net realized gain on investment                 (0.412)       (0.060)     (1.223)     (0.092)                   -

Total distributions to shareholders                     (0.655)       (0.100)     (1.460)     (0.211)              (0.002)

NET ASSET VALUE - END OF PERIOD                       $  13.18   $     13.04   $   11.95   $   10.12   $             9.98

Total return1:                                            6.27%        10.01%      32.64%       3.52%              (0.18%)

Ratios (to average net assets) / Supplemental Data:
    Expenses                                            1.15%2      1.20%2**     1.20%**      1.20%*              1.20%2*
    Net investment income                               2.84%2      2.51%2**     2.53%**      2.12%*              1.94%2*

Portfolio turnover                                          26%           57%         63%         19%                   0%

Average commission rate paid                          $ 0.0510   $    0.0524   $  0.0635           -                    -

NET ASSETS - END OF PERIOD (000'S OMITTED)            $ 40,747   $    32,999   $  20,519   $   7,214   $              475




         * The investment advisor did not impose its management fee and paid a portion of the Fund's expenses. If these expenses had been incurred by the
 Fund for the period ended December 31, 1993, expenses would have been limited to that allowed by state securities law.

     ** The investment advisor waived a portion of its management fee. If the full expenses had been incurred by the Fund in either instance above, the net investment income per share and the ratios would have been as follows:







Net investment income                               N/A          $ 0.225       $0.226      $0.051      $0.005
Ratios (to average net assets):
   Expenses                                         N/A            1.22%2       1.33%       2.31%       2.50%2
   Net investment income                            N/A            2.49%2       2.40%       1.01%       0.64%2

1  Represents aggregate total return for the period indicated.
2  Annualized
3 Effective January 1, 1996 the Fund changed its fiscal year end from December 31 to October 31.






The accompanying notes are an integral part of the financial statements.
12

Notes to Financial Statements (unaudited)
1.     ORGANIZATION
       Blended Asset Series II (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of
 1940, as amended, as an open-end management investment company.

         The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of April
  30, 1997, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Blended Asset Series II Class L
 Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES
     SECURITY VALUATION
          Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

          Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

      Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
        Security transactions are accounted for on the date the securities are
  purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
 Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     FEDERAL INCOME TAXES
          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal

Notes to Financial Statements (unaudited)
2.     SIGNIFICANT ACCOUNTING POLICIES (continued)
     FEDERAL INCOME TAX (continued)
      income tax or excise tax has been made in the financial statements.

     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS
          Distributions to shareholders of net investment income are made semi-annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments, or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

     OTHER
          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


     FOREIGN CURRENCY TRANSLATION
          The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

          Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately stated.

Notes to Financial Statements (unaudited)

3.     TRANSACTIONS WITH AFFILIATES
          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1.0% of the Fund's average daily net assets. The fee amounted to $182,255 for the six months ended April 30, 1997.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

        The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 1.20% of average daily net assets each year. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $4,374 for the six months ended April
 30, 1997.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $3,392 for the six months ended April 30, 1997.

4.     PURCHASES AND SALES OF SECURITIES
          For the six months ended April 30, 1997, purchases and sales of securities, other than United States Government securities and short-term securities, were $11,251,313 and $8,185,505, respectively. Purchases and sales of United States Government securities were $6,707,679 and $781,492, respectively.

Notes to Financial Statements (unaudited)

5.     CAPITAL STOCK TRANSACTIONS
        Transactions in shares of Blended Asset Series II Class L Common Stock were:






              For the Six                 For the Ten                             For the Year
             Months Ended                 Months Ended                                Ended
                4/30/97                     10/31/96                                12/31/95

             Shares         Amount            Shares      Amount        Shares         Amount
             -------------  ------------    ----------  ------------  -------------  ------------
Sold              696,021   $ 9,108,652     1,030,732   $12,602,396        891,550   $10,731,657
Reinvested        130,681     1,666,189        18,786       230,877        180,298     2,145,684
Repurchased      (264,609)   (3,453,819)     (237,451)   (2,952,712)       (66,963)     (799,924)
Total             562,093   $ 7,321,022       812,067   $ 9,880,561      1,004,885   $12,077,417




6.     FINANCIAL INSTRUMENTS
       The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on April 30, 1997.

7.     FOREIGN SECURITIES
          Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States government.  These risks include revaluation of currencies and future adverse
  political  and  economic  developments.    Moreover,  securities  of foreign
  companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States government.

8.     CHANGE IN FISCAL YEAR END

          Effective January 1, 1996, the Fund changed its fiscal year end from December 31 to October 31.

Manning & Napier Fund, Inc.

Maximum Horizon Series

Semi-Annual Report
April 30, 1997

Management Discussion and Analysis

     Dear Shareholders:

      In our last annual report, we discussed the late cycle volatility we had been experiencing in the market. This report has a similar, but even more dramatic story, to tell. By February, the Dow Jones Industrial average had reached the 7000 mark, and by mid-March it reached an all time high. Less than a month following this record, it had given up nearly half of the gains seen for the year by plunging 9.8%. By the end of April, the Dow was back above the 7000 mark again with valuations no better than they were at mid-March highs. The bond market has displayed significant volatility as well, generally following a downward trend. Yields ended this reporting period 50 basis points higher than where they started, but at one point were close to 80 basis points up from their low in the six month period (a basis point is one-hundredth of a percentage point).

     Much of the volatility was both in anticipation of and in response to the Federal Reserves quarter point raise in the Fed Funds rate in March.
 According to statements made by Federal Reserve Chairman Alan Greenspan, this move was prompted by the high level of speculation apparent in the U.S. stock market. While the gyrations in the stock market have not yet presented a broad based buying opportunity, we have been able to take advantage of the downward swings to increase certain stock positions at good values. In addition, opportunities abroad have become especially attractive compared to the generally overvalued domestic stock market. We have seized this opportunity and increased the international exposure in the portfolio.

        We are nearing the seventh year of an economic expansion and the tenth year of a bull market run. It is reasonable to expect that this rapid growth cannot continue forever. In terms of equity selection, it is especially important to be a patient long-term investor. Of course, the U.S. stock market may not see a significant correction, but rather a drawn out period of flat-to-mediocre returns. Either possibility warrants a cautious and choosy outlook for legitimate opportunities. In summary, at this late stage in the economic and stock market cycles, we continue to focus on efforts to cautiously identify opportunities as they arise.

         We would once again like to thank you for the opportunity to help you meet your investment goals. It is a service in which we take great pride.

     Sincerely,


     Manning & Napier Advisors, Inc.

Asset Allocation (unaudited)

<graphic>
<pie chart>
Asset Allocation - As of 4/30/97
Data for chart to follow:

Stocks - 88%
Bonds - 11%
Cash & Equivalents - 1%

Performance Update as of April 30, 1997 (unaudited)

<graphic>
<line chart>
Data for chart to follow:






          Manning & Napier
          Maximum Horizon Series  Standard & Poors 500 Total Return Index
11/01/95  10,000                                                   10,000
01/31/96  10,492                                                   11,001
04/30/96  10,753                                                   11,376
07/31/96  10,640                                                   11,196
10/31/96  11,521                                                   12,408
01/31/97  12,569                                                   13,898
04/30/97  12,589                                                   14,233










Manning & Napier Fund, Inc. - Maximum Horizon Series

                                                                          Total Return
Through                                               Growth of $10,000                  Average
04/30/97                                              Investment          Cumulative     Annual

One Year                                              $           11,708         17.08%    17.08%
Inception 2                                           $           12,589         25.89%    16.61%








Standard & Poor's 500 Total Return Index

                                                              Total Return
Through                                   Growth of $10,000                  Average
04/30/97                                  Investment          Cumulative     Annual

One Year                                  $           12,513         25.13%    25.13%
Inception 2                               $           14,233         42.33%    26.56%




        The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Maximum Horizon Series from its inception (11/1/95) to present (4/30/97) as compared to the Standard & Poor's (S&P) 500 Total Return Index. 1

          1 The Standard & Poor's (S&P) 500 Total Return Index is an unmanagedcapitalization-weighted measure of approximately 500 widely held commonstocks listed on the New York Stock Exchange, American Stock Exchange,
 and Over-the-Counter market. The Index returns assume reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses.

        2 The Fund and Index performance are calculated from November 1, 1995, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - April 30, 1997 (unaudited)





                                                               VALUE
                                                      SHARES  (NOTE 2)

COMMON STOCK - 87.84%
AIR TRANSPORTATION- 1.54%
  Federal Express Corp.*                               1,475  $ 79,466

APPAREL - 1.96%
  VF Corp.                                             1,400   100,975

CHEMICAL & ALLIED PRODUCTS - 3.01%
  International Specialty Products, Inc.*                600     7,800
  Procter & Gamble Co.                                 1,175   147,756
                                                               155,556
COMMUNICATIONS - 0.99%
  Groupe AB SA - ADR (Note 7)                            825     5,981
  Stet Societa' Finanziaria Telefonica S.P.A. - ADR
    (Note 7)                                             950    45,006
                                                                50,987

COMPUTERS - 0.31%
  Bell & Howell Co.*                                     550    12,994
  Varitronix International Ltd. (Note 7)               2,000     2,788
                                                                15,782
CONSUMER PRODUCTS - MISCELLANEOUS - 2.70%
  Unilever Plc - ADR (Note 7)                          1,300   139,425

CRUDE PETROLEUM & NATURAL GAS - 2.30%
  YPF Sociedad Anonima - ADR (Note 7)                  4,300   118,788

DIAMONDS - 2.51%
  De Beers Centenary AG - ADR (Note 7)                 3,600   129,544

DISTRIBUTION - OFFICE EQUIPMENT - 2.84%
  Unisource Worldwide, Inc.                            9,950   146,762

ELECTRONIC EQUIPMENT - 0.06%
  Harman International Industries, Inc.                   75     2,869

ENGINEERING SERVICES - 1.01%
  Jacobs Engineering Group, Inc.*                      2,050    52,275

FABRICATED METAL PRODUCTS - 0.20%
  Keystone International, Inc.                           525    10,369




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - April 30, 1997 (unaudited)






                                                      Value
                                             Shares  (Note 2)

FOOD & BEVERAGES - 0.09%
  Canandaigua Wine Co., Inc. - Class A*        175  $  4,484

GLASS PRODUCTS - 0.18%
  Libbey, Inc.                                 300     9,300

HEALTH SERVICES - 4.16%
  MedPartners, Inc.*                        11,700   213,525
  U.S. Physical Therapy, Inc.*                 150     1,444
                                                     214,969

HOLDING COMPANIES - 0.03%
  Ek Chor China Motorcycle Co. Ltd. - ADR
     (Note 7)                                  325     1,625

INDUSTRIAL & COMMERCIAL MACHINERY - 2.78%
  York International Corp.                   3,200   143,600

PAPER MILLS - 4.22%
  Fort Howard Corp.*                         4,475   154,108
  Kimberly-Clark Corp.                       1,250    64,063
                                                     218,171
PRIMARY METAL INDUSTRIES - 0.53%
  American Superconductor Corp.*               475     4,453
  Gibraltar Steel Corp.*                       475    11,637
  Special Metals Corp.*                        300     4,238
  Wolverine Tube Inc.*                         275     7,150
                                                      27,478


PRINTING & PUBLISHING - 0.44%
  Harte-Hanks Communications                   150     4,087
  Houghton Mifflin Co.                          75     4,209
  Playboy Enterprises, Inc. - Class B*         350     4,856
  Scholastic Corp.*                            375     9,375
                                                      22,527



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - April 30, 1997 (unaudited)








                                                    Value
                                          Shares   (Note 2)

RESTAURANTS - 3.53%
  McDonald's Corp.                        3,225  $  172,941
  Morton's Restaurant Group, Inc.*          625       9,453
                                                    182,394

RETAIL - 25.78%
  RETAIL - APPAREL - 5.20%
  Nordstrom, Inc.                         6,850     268,863

  RETAIL - CATALOG & MAIL ORDER - 2.16%
  Comcast Corp. - Class A                 7,100     111,825

  RETAIL - NONDURABLE GOODS  - 0.01%
  Mikasa, Inc.                               50         569

  RETAIL - SPECIALTY STORES - 14.08%
  Fabri-Centers of America - Class A*     1,625      32,703
  Fabri-Centers of America - Class B*     2,400      45,900
  Fingerhut Companies, Inc.               5,775      85,903
  Hancock Fabrics, Inc.                   1,625      19,500
  Home Depot, Inc.                        2,475     143,550
  Ikon Office Solutions, Inc.             7,000     188,125
  Tandy Corp.                             4,050     212,119
                                                    727,800

  RETAIL - WHOLESALE - 4.33%
  Coleman Company, Inc.*                 14,450     223,975
                                                  1,333,032

SOFTWARE - 3.22%
  Activision, Inc.*                         175       2,056
  Broderbund Software, Inc.*                475       8,906
  Electronic Arts, Inc.*                    200       4,825
  Founder Hong Kong Ltd. (Note 7)         2,500       1,597
  Maxis, Inc.*                              450       3,094
  Oracle Corp.*                           3,325     132,169
  Spectrum Holobyte, Inc.*                  500       3,063
  Symantec Corp.*                           750      10,781
                                                    166,491




The accompanying notes are an integral part of the financial statements.
6

Investment Portfolio - April 30, 1997 (unaudited)










                                                      Shares/Principal      Value
                                                           Amount         (Note 2)

TECHNICAL INSTRUMENTS & SUPPLIES - 12.42%
  OPTICAL SUPPLIES - 0.13 %
  Sola International, Inc.*                                  275  $    6,875

  PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 5.70%
  Eastman Kodak Co.                                        3,525     294,338

  SCIENTIFIC INSTRUMENTS - 2.32%
  Millpore Corp.                                           3,175     119,856

  SURGICAL & MEDICAL INSTRUMENTS - 4.27%
  Allied Healthcare Products, Inc.*                          675       4,641
  Lunar Corp.*                                               350       6,125
  Nellcor Puritan Bennett, Inc.*                          12,350     209,950
                                                                     220,716
                                                                     641,785
TELECOMMUNICATIONS - 9.13%
  EQUIPMENT - 3.57%
  Motorola, Inc.                                           3,225     184,631

  SERVICES - 5.56%
  Compania Anonima Nacional Telefonos de
      Venezuela - ADR (Note 7)                             4,225     126,750
  Telecomunicacoes Brasileiras - ADR (Note 7)              1,400     160,650
                                                                     287,400
                                                                     472,031

TRANSPORTATION EQUIPMENT - 0.09%
  Federal Signal Corp.                                       200       4,875

UTILITIES-ELECTRIC - 1.81%
  Enersis S.A.- ADR (Note 7)                               2,975      93,712

TOTAL COMMON STOCK
  (Identified Cost $4,422,317)                                     4,539,272

U.S. TREASURY SECURITIES - 11.58%

  U.S. TREASURY BONDS
  U.S. Treasury Bond, 6.875%,  8/15/2025
  (Identified Cost $624,310)                   $         610,000     598,373




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - April 30, 1997 (unaudited)







                                                       Value
                                             Shares   (Note 2)

SHORT-TERM INVESTMENTS - 0.18%
  Dreyfus U.S. Treasury Money Market Reserves
  (Identified Cost $9,257)                       9,257  $    9,257

TOTAL INVESTMENTS - 99.60%
  (Identified Cost $5,055,884 )                          5,146,902

OTHER ASSETS, LESS LIABILITIES - 0.40%                      20,858

NET ASSETS - 100%                                       $5,167,760




*Non-income producing security





FEDERAL TAX INFORMATION:

At April 30, 1997, the net unrealized appreciation based on identified cost for federal income tax purposes of $5,055,884 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                                                 $ 300,623

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                                                (209,606)

UNREALIZED APPRECIATION - NET                                                            $  91,017



The accompanying notes are an integral part of the financial statements.
8

Statement of Assets and Liabilities (unaudied)







APRIL 30, 1997

ASSETS:

Investments, at value (Identified Cost $5,055,884)
  (Note 2)                                          $5,146,902
Cash                                                    18,476
Interest receivable                                      8,689
Dividends receivable                                     7,939

TOTAL ASSETS                                         5,182,006

LIABILITIES:

Management fees (Note 3)                                 5,760
Accrued Directors' fees (Note 3)                         3,392
Transfer agent fees payable (Note 3)                       369
Audit fee payable                                        4,016
Other payables and accrued expenses                        709

TOTAL LIABILITIES                                       14,246

NET ASSETS FOR 419,726 SHARES OUTSTANDING           $5,167,760

NET ASSETS CONSIST OF:

Capital stock                                       $    4,199
Additional paid-in-capital                           4,982,460
Undistributed net investment income                     21,198
Accumulated net realized gain on investments            68,886
Net unrealized appreciation on investments              91,017

TOTAL NET ASSETS                                    $5,167,760

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($5,167,760/419,726 shares)                         $    12.31




The accompanying notes are an integral part of the financial statements.

Statement of Operations (unaudited)






FOR THE SIX MONTHS ENDED APRIL 30, 1997

INVESTMENT INCOME:

Interest                                               $ 24,214
Dividends                                                18,497

Total Investment Income                                  42,711

EXPENSES:

Management fees (Note 3)                                 15,354
Directors' fees (Note 3)                                  3,392
Transfer agent fees (Note 3)                                369
Audit fee                                                 3,834
Registration and filing fees                              2,249
Custodian fee                                             1,980
Miscellaneous                                               841

Total Expenses                                           28,019

Less Waiver of Expenses (Note 3)                         (9,594)

Net Expenses                                             18,425

NET INVESTMENT INCOME                                    24,286

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments
  (identified cost basis)                                70,392
Net change in unrealized appreciation on investments     51,931

NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS                                           122,323

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                           $146,609



The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (unaudited)




                                                              For the Six Months     For the Year
                                                                Ended 4/30/97       Ended 10/31/96

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                        $            24,286   $         7,550
Net realized gain on investments                                          70,392            10,435
Net change in unrealized appreciation on investments                      51,931            39,086

Net increase in net assets from operations                               146,609            57,071


DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                                (6,430)           (4,208)
From net realized gain on investments                                    (11,941)               --

Total distributions to shareholders                                      (18,371)           (4,208)

CAPITAL STOCK ISSUED AND REDEEMED:

Net increase in net assets from capital share transactions
   (Note 5)                                                            3,465,531         1,521,128

Net increase in net assets                                             3,593,769         1,573,991

NET ASSETS:

Beginning of period                                                    1,573,991                --

END OF PERIOD (including undistributed net investment
   income of $21,198 and $3,342 repectively)                 $         5,167,760   $     1,573,991



The accompanying notes are an integral part of the financial statements.

Financial Highlights (unaudited)








                                                       For the Six Months     For the Year
                                                         Ended 4/30/97       Ended 10/31/96

Per share data (for a share outstanding throughout each period):

NET ASSET VALUE - BEGINNING  OF PERIOD                $             11.38   $         10.00

Income from investment operations:
   Net investment income                                            0.068             0.155
   Net realized and unrealized gain on investments                  0.982             1.356

Total from investment operations                                    1.050             1.511

Less distributions to shareholders:
  From net investment income                                       (0.042)           (0.131)
  From net realized gains                                          (0.078)               --

Total distributions to shareholders                                (0.120)           (0.131)

NET ASSET VALUE - END OF PERIOD                       $             12.31   $         11.38

Total return 1:                                                      9.28%            15.21%

Ratios (to average net assets) / Supplemental Data:
    Expenses                                                     1.20%2**            1.20%*
    Net investment income                                        1.58%2**            1.71%*

Portfolio turnover                                                     41%               95%

Average commission rate paid                          $            0.0502   $        0.0655

NET ASSETS - END OF PERIOD (000'S OMITTED)            $             5,168   $         1,574




         * The investment advisor did not impose its management fee and paid a portion of the Fund's expenses. If these expenses had been incurred by the Fund, expenses would have been limited to that allowed by state securities law.

     ** The investment advisor waived a portion of its management fee. If the full expenses had been incurred in either instance above, the net investment income per share and the ratios would have been as follows:





Net investment income                                 $ 0.041               $0.037

Ratios (to average net assets):
   Expenses                                             1.82%2               2.50%
   Net investment income                                0.96%2               0.41%

1 Represents aggregate total return for the period indicated.
2 Annualized.



The accompanying notea are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

1.     ORGANIZATION
        Maximum Horizon Series (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of
 1940, as amended, as an open-end management investment company.

         The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of April
  30, 1997, 940 million shares have been designated in total among 19 series, of which 100 million have been designated as Maximum Horizon Series Class B
 Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES
     SECURITY VALUATION
          Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

          Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Funds Board of Directors.

      Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
        Security transactions are accounted for on the date the securities are
  purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
 Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     FEDERAL INCOME TAXES
          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code.
  Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Financial Statements (unaudited)

     FEDERAL INCOME TAXES (continued)
     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS
          Distributions to shareholders of net investment income are made semi-annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, character reclassification between net income and net gains, or other tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders
  during  such  period.    As  a  result,  the  Fund  may  periodically  make
  reclassification among its capital accounts without impacting the Fund's net asset value.

     FOREIGN CURRENCY TRANSLATION
          The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

          Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately stated.

     OTHER
      The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements (unaudited)

3.     TRANSACTIONS WITH AFFILIATES
          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1.0% of the Fund's average daily net assets. The fee amounted to $15,354 for the six months ended April 30, 1997.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

        The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 1.20% of average daily net assets each year.
 Accordingly, the Advisor waived fees of $9,594 for the six months ended April
  30, 1997, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $369 for the six months ended April 30, 1997.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $3,392 for the six months ended April 30, 1997.

4.     PURCHASES AND SALES OF SECURITIES
          For the six months ended April 30, 1997, purchases and sales of securities, other than United States Government securities and short-term securities, were $3,805,710 and $572,796, respectively. Purchases and sales of United States Government securities were $1,016,408 and $689,776, respectively.

Notes to Financial Statements (unaudited)





5.  CAPITAL STOCK TRANSACTIONS

Transactions in shares of Maximum Horizon Series Class B Common Stock were:
             For the Six Months                 For the Year
              Ending 4/30/97                  Ending 10/31/96

             Shares       Amount          Shares
         -------------------               ----------------
Sold         301,022   $3,704,532           148,143       $1,624,294
Reinvested     1,563       18,371               390            4,209
Repurchased  (21,141)    (257,372)          (10,251)        (107,375)
Total        281,444   $3,465,531           138,282       $1,521,128






       The Advisor owned 12,784 shares on April 30, 1997, and 12,654 shares on October 31, 1996.

6.     FINANCIAL INSTRUMENTS
       The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on April 30, 1997.

7.     FOREIGN SECURITIES
          Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States government.  These risks include revaluation of currencies and future adverse
  political  and  economic  developments.    Moreover,  securities  of foreign
  companies and foreign governments may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the
 United States government.
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